As filed with the U.S. Securities and Exchange Commission on April 25, 2014

Securities Act of 1933 File No. 33-19229

Investment Company Act of 1940 File No. 811-05430

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 137	☒

And/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 135	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 664-2426

Name and Address of Agent for Service:	Copies to:

Joshua A. Weinberg	Timothy W. Diggins, Esq.
Vice President and Counsel	Ropes & Gray LLP
SSgA Funds Management, Inc.	800 Boylston Street
One Lincoln Street	Boston, Massachusetts 02199-3600
Boston, Massachusetts 02111-2900

Approximate Date of the Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☐	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on ( ) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment only relates to registering classes K, I, A, C for the SSgA Dynamic Small Cap Fund, SSgA Enhanced Small Cap Fund, SSgA IAM SHARES Fund, SSgA Clarion Real Estate Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

[            ], 2014

SSgA CLARION REAL ESTATE FUND

Class A: [    ]

Class C: [    ]

Class I: [    ]

Class K: [    ]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

[SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.]

This Prospectus relates solely to A Class, C Class, I Class and K Class Shares of the SSgA Clarion Real Estate Fund. The Fund also offers Institutional Class Shares, which are described in separate Prospectuses.

SSgA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

INVESTMENT OBJECTIVE

SSgA Clarion Real Estate Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A		Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.69%	0.69%	0.69%	0.49%
Total Annual Fund Operating Expenses	1.59%	2.34%	1.34%	1.14%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.39)%	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.20%	1.95%	0.95%	0.75%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

1

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$641	$964	$1,310	$2,283
Class C	$298	$693	$1,215	$2,646
Class I	$97	$386	$697	$1,579
Class K	$77	$324	$591	$1,352

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$641	$964	$1,310	$2,283
Class C	$198	$693	$1,215	$2,646
Class I	$97	$386	$697	$1,579
Class K	$77	$324	$591	$1,352

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Clarion Real Estate Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index (the fund’s benchmark), and across different industry types and regions based on the fundamental research of the fund’s investment sub-adviser. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

2

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one or a few issuers, the fund is more vulnerable to events or developments affecting those issuers, including adverse market or economic events or developments, than a diversified fund.

•	Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions. As a result of the fund’s investment strategy to invest primarily in publicly traded securities issued by REITs, the fund may be more susceptible to market conditions adversely affecting the investments of REITs than a fund more broadly invested.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2013: 1.60%

3

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	15.54%	2.49%	10.47%
Return After Taxes on Distributions	14.89%	1.40%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	1.48%	8.47%

Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	17.26%	5.12%	11.50%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as the sub-adviser to the fund.

T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the fund. They have managed the fund since January 2013.

CBRE Clarion replaced The Tuckerman Group LLC as the sub-adviser to the fund effective January 1, 2013, pursuant to a sub-advisory agreement between SSgA Funds Management, Inc., the current adviser for the fund, and CBRE Clarion.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048
By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”),

4

please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND OBJECTIVE,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA Clarion Real Estate Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Clarion Real Estate Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer.

The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index (the fund’s benchmark), and across different industry types (for example, REITs that specialize in healthcare facilities, office properties or residential rental properties) and regions based on the fundamental research of the fund’s investment sub-adviser. The fund invests with a relatively long-term horizon, and attempts to minimize turnover, while focusing on relative valuations, balance sheet strength and high growth rates.

In addition to REIT securities, the fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Non-Diversified Investments. A fund that is considered “non-diversified” may invest a greater percentage of its assets in the securities of one or several issuers than a diversified fund. As a non-diversified fund, the fund may be more volatile than a diversified fund. In addition, the performance of relatively few issuers may have a more substantial negative impact on the fund than a diversified fund.

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including real estate investment trust (or REITs) are subject to many of the risks associated with direct ownership of real estate including the risk that the value of real estate could decline due to a number of factors affecting the real estate market generally. The value of real estate (and real estate securities) may be affected by, among other factors, changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Many REITs do not have diversified holdings, making them more sensitive to changes in specific real estate markets.

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, the fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment adviser. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment adviser or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment adviser. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

To the extent the fund engages in securities lending, the fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, the fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. If the fund accepts cash collateral in a securities lending transaction, the fund also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences.

6

Cash Management. Some of the assets of the fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

RISKS COMMON TO FUNDS INVESTING PRINCIPALLY IN EQUITY SECURITIES

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who compose a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about the fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

7

FUND MANAGEMENT

INVESTMENT ADVISER

SSgA Funds’ Investment Adviser. SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to the fund and as such, directs the management of the fund’s investment portfolio as well as its business affairs. As of October 31, 2013, SSgA FM had assets under management of over $328.2 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2013, has over $2.3 trillion under management.

Investment Sub-adviser to SSgA Clarion Real Estate Fund. CBRE Clarion Securities LLC (“CBRE Clarion”), 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, serves as the investment sub-adviser to SSgA FM with respect to SSgA Clarion Real Estate Fund, and as such directs the management of the fund’s investment portfolio. With respect to SSgA Clarion Real Estate Fund, SSgA FM provides reporting, operational and compliance services, as well as general oversight of CBRE Clarion. CBRE Clarion is a registered investment advisory firm and specializes in managing portfolios of real estate and infrastructure securities for institutional clients. CBRE Clarion manages client portfolios on a fully discretionary basis for a variety of investment objectives across several types of investment mandates. Generally, CBRE Clarion manages client accounts according to three primary investment objectives: total return, income and absolute return. The firm’s investment mandates are also generally defined by their geographic focus, such as Global, U.S., International (ex U.S.), Asia Pacific, and European. As of October 31, 2013, CBRE Clarion managed approximately $24 billion in a variety of investment strategies and with different products (e.g., mutual funds, variable annuities, and multi-manager funds).

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

For its services, the fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2013, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below:

SSgA Fund	Annual Management Fee (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
SSgA Clarion Real Estate Fund	0.65%	0.22%

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement for the fund is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2013.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Fund’s, that they manage.

SSgA Fund	Portfolio Manager(s)	Experience
SSgA Clarion Real Estate Fund	T. Ritson Ferguson	Investment professional with over 27 years of real estate investment management experience.
	Joseph P. Smith	Investment professional with over 23 years of real estate investment management experience.

8

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of shares of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading as of the close of the NYSE (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

Choosing a Share Class

The Fund offers four classes of shares through this Prospectus: Class A, Class C, Class I or Class K, available to you subject to the eligibility requirements set forth below.

All classes of the Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future. Your investment professional can help you choose the share class that best suits your investment needs.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in the Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year.

When you buy Class C shares, you will invest the full amount of your purchase price, but you will be subject to a Rule 12b-1 fee of 1.00% per year. Because this fee is paid out of a Fund’s assets on an ongoing basis, over time this fee may increase the cost of your investment and may cost you more than paying other types of sales charge. In addition, you may be subject to a deferred sale charge when you redeem Class C shares within one year of the purchase date.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the Fund’s expenses in the Fund Summary in this Prospectus.

The minimum purchase amount may be waived by for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their family.

9

	Class A	Class C	Class I	Class K
Availability	Available to the general public through certain financial intermediaries.	Available to the general public through certain financial intermediaries.

Limited to certain investors, including:

•   Certain banks, broker-dealers and other financial intermediaries.

•   Certain employer-sponsored retirement plans.

•   Certain employees or affiliates of State Street Corporation or its affiliates

Limited to certain investors, including certain qualified recordkeepers and employer-sponsored retirement plans.

Minimum Initial Investment	$2,000	$2,000	$1,000,000	$10,000,000

Maximum Investment	None.	$999,999; none for omnibus retirement plans.	None.	None.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred Sales Charge?	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.

Rule 12b-1 Fees?	0.25% annual fee.	1.00% annual fee.	No.	No.

Redemption Fees?	No.	No.	No.	No.

The following pages will cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Fund’s website at www.ssgafunds.com and in the SAI, which is available on the website or on request.

Class A

Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

When you buy Class A shares, you pay an initial sales charge at the time of your investment, which is included in the offering price, unless you qualify for a waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.

10

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	[	]
$50,000-$99,999	4.50%	4.71%	[	]
$100,000-$249,999	3.50%	3.63%	[	]
$250,000-$499,999	2.50%	2.56%	[	]
$500,000-$999,999	2.00%	2.04%	[	]
$1,000,000 or more	None	None	—	*

*	If you purchase $1,000,000 or more of Class A shares of the Fund and are not assessed a sales charge at the time of purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

The actual sales charge you pay may be higher or lower than those calculated using the percentages above due to rounding.

Reducing Your Class A Sales Charge

The Fund offers two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the funds advised by SSgA FM that offer Class A shares (the “State Street Funds”) in which you invest (as described below) even if such State Street Funds are held in accounts with different financial intermediaries, as well as purchases of shares of all State Street Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address.

It is your responsibility when investing to inform your financial intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A share holdings from prior purchases through the Right of Accumulation. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the State Street Funds.

To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A or Class C Shares of a State Street Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your financial intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds. You may then combine purchases of Class A Shares of one or more State Street Funds you make over the next 13 months with any combined balances of Class A Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your financial intermediary, and you must inform your financial intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your financial intermediary are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not

11

result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge. Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information.

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call [number]. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another State Street Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The State Street Funds.

•	State Street Corporation and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees, and their immediate family members, of State Street Corporation and its subsidiaries and affiliates may open new Institutional Class accounts subject to a $1,000 minimum investment requirement. Institutional Class shares have lower expenses than Class A Shares. Please call [number] for more information.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•	Affiliates of State Street Corporation and certain accounts (other than IRA Accounts) for which a financial intermediary acts in a fiduciary, advisory, agency or custodial capacity.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Class A Shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

12

7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call [number] or contact your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class C

Class C shares are available to the general public for investment through transaction-based financial intermediaries.

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC As a % of Dollar Amount Subject to Charge
0-1	1.00
After First Year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions. If you participate in a Systematic Withdrawal Plan, the applicable Class C CDSC will be deducted from those payments unless such payments are made:

(i) Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter. For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date. For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

WAIVER OF THE CLASS C CDSC

In the following situations, no CDSC is imposed on redemptions of Class C Shares of the Funds:

1. If you withdraw no more than a specified percentage (as indicated in “[    ]” section of the Prospectus) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Service Option” section of the Prospectus.

2. Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

13

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. A distribution from a qualified retirement plan by reason of the participant’s retirement.

6. Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class C Shares of other State Street Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “[    ]” section of the Prospectus.

9. If the Distributor receives notice before you invest indicating that your Financial intermediary, due to the type of account that you have, is waiving its commission. The CDSC, however, will not be waived if a contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined above.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a State Street Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required. To take advantage of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-XXX-XXXX or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class I

Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your financial intermediary can help you determine whether you are eligible to purchase Class I shares.

Class I shares are available to the following categories of investors and/or investments:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in:

•	discretionary and non-discretionary advisory programs;

•	fund supermarkets;

•	asset allocation programs;

•	other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program; or

•	certain other investment programs that do not charge an asset-based fee;

2.	Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);

3.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code;

4.	Certain other registered open-end investment companies whose shares are distributed by the Distributor;

5.	Certain retirement and deferred compensation programs established by State Street Corporation or its affiliates for their employees or the Funds’ Trustees;

6.	Current or retired directors, officers and employees of SSgA and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

7.	Current or retired Directors or Trustees of the State Street Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

8.	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser;

9.	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund; and

10.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

14

Class K

Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your financial intermediary can help you determine whether you are eligible to purchase Class K shares.

Class K shares are available to the following categories of investors:

1.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor;

2.	Defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan;

3.	Employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor; and

4.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code.

The minimum investment for Class K shares is $10,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g. “SSgA Clarion Real Estate Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may, in their sole discretion, permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire. If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

15

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day).

If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record, provided that the address has not changed within 30 days of the redemption request. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

16

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size.

You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The SSgA Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•	The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•	If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•	If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•	At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

17

•	If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

18

•	Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•	Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare and pay dividends monthly.

Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.647.7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax matters generally affecting the fund and its shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax adviser.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisers as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which are currently subject to a 20% maximum rate, instead of at the ordinary income rate, provided certain requirements are satisfied. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a current maximum tax rate of 25% for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders of the Fund may be subject to the 25% maximum tax rate on a substantial portion of the capital gain distributions they receive from the Fund.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

19

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the fund through a financial intermediary, that entity will provide this information to you.

The fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund is subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to Fund shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class A Shares and 1.00% of each Fund’s net assets attributable to its Class C Shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSgA Funds has limited the amount that may be paid under the Plan for certain Fund until at least December 31, 2014. Because these fees are paid out of the assets of the Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

20

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is not presented for the Funds because the Class A, Class C, Class I and Class K shares have not commenced operations as of the date of this Prospectus.

22

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings. The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSGATARSTATPRO

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

[            ], 2014

SSgA FIXED INCOME FUND		SSgA INTERNATIONAL EQUITY FUNDS

SSgA High Yield Bond Fund		SSgA Emerging Markets Fund
Class A:	[ ]	Class A:	[ ]
Class C:	[ ]	Class C:	[ ]
Class I:	[ ]	Class I:	[ ]
Class K:	[ ]	Class K:	[ ]

SSgA DOMESTIC EQUITY FUNDS		SSgA International Stock Selection Fund
		Class A:	[ ]
SSgA Dynamic Small Cap Fund		Class C:	[ ]
		Class I:	[ ]
Class A:	[ ]	Class K:	[ ]
Class C:	[ ]
Class I:	[ ]
Class K:	[ ]

SSgA IAM SHARES Fund

Class A:	[ ]
Class C:	[ ]
Class I:	[ ]
Class K:	[ ]

SSgA Enhanced Small Cap Fund
Class A:	[ ]
Class C:	[ ]
Class I:	[ ]
Class K:	[ ]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

[SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.]

This Prospectus relates solely to A Class, C Class, I Class and K Class Shares of the SSgA Funds. Each SSgA Fund also offers Institutional Class Shares and the SSgA Emerging Markets Fund offers the Select Class Shares. Those other share classes are described in separate Prospectuses.

SSgA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

INVESTMENT OBJECTIVE

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%	0.30%	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.41%	0.41%	0.41%	0.21%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	1.72%	0.72%	0.52%
Less Fee Waivers and/or Expense Reimbursements[4]	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.96%	1.71%	0.71%	0.51%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	“Acquired Fund Fees and Expenses” are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.
[4]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

2

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$469	$671	$890	$1,520
Class C	$274	$541	$933	$2,029
Class I	$73	$230	$400	$895
Class K	$52	$166	$290	$651

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$469	$671	$890	$1,520
Class C	$174	$541	$933	$2,029
Class I	$73	$230	$400	$895
Class K	$52	$166	$290	$651

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 112% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds”. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the investment adviser’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail, or be perceived to be unable, to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to asset-backed and mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all, because of a lack of a market for such securities, a lack of demand in the market for such securities, or a liquidity provider’s default on its obligation to purchase the securities when properly tendered by the fund.

3

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, such securities are more susceptible to default and may be less liquid at times than investment grade securities.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

•	Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of an asset-backed security, and there may be limitations on the enforceability of any security interest granted with respect to those assets.

•	Foreign Debt Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Equity Securities. To the extent the fund holds equity securities, the fund will be exposed to the risks inherent in such securities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which the fund may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

4

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2013: 3.06%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA High Yield Bond Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	15.01%	9.67%	8.91%
Return After Taxes on Distributions	12.42%	6.60%	6.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.67%	6.38%	5.90%

Barclays U.S. High-Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	15.78%	10.45%	10.60%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Catherine Ann Powers and Charles Moon serve as portfolio managers of the fund. They have managed the fund since 2011 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

5

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

SSgA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

INVESTMENT OBJECTIVE

SSgA Dynamic Small Cap Fund seeks to maximize the total return through investment in equity securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	1.34%	1.34%	1.34%	1.14%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.36%	3.11%	2.11%	1.91%
Less Fee Waivers and/or Expense Reimbursements[4]	(1.04)%	(1.04)%	(1.04)%	(1.04)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.32%	2.07%	1.07%	0.87%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	“Acquired Fund Fees and Expenses” are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.
[4]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

7

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$652	$1,128	$1,629	$3,004
Class C	$310	$862	$1,539	$3,347
Class I	$109	$560	$1,038	$2,359
Class K	$89	$499	$935	$2,148

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$652	$1,128	$1,629	$3,004
Class C	$210	$862	$1,539	$3,347
Class I	$109	$560	$1,038	$2,359
Class K	$89	$499	$935	$2,148

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Dynamic Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include initial public offerings of securities (IPOs) as well as exchange-traded funds (ETFs) for cash equitization purposes.

To manage the fund’s portfolio, the fund’s adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The fund’s investment adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

8

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger capitalized and/or more established companies because small-capitalization companies often have limited product lines, few managerial or financial resources and a smaller market for their shares. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than a fund that invests more broadly.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
June 30, 2003: 19.49%	December 31, 2008: (26.07)%	September 30, 2013: 31.36%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA Dynamic Small Cap Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	20.35%	1.81%	6.65%
Return After Taxes on Distributions	20.11%	1.77%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	13.41%	1.54%	5.77%

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

9

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Marc Reinganum and Anna Lester serve as portfolio managers of the fund. They have managed the fund since October 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at
broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

10

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

SSgA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

INVESTMENT OBJECTIVE

SSgA IAM SHARES Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%	0.25%	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.34%	0.34%	0.34%	0.14%
Total Annual Fund Operating Expenses	0.84%	1.59%	0.59%	0.39%
Less Fee Waivers and/or Expense Reimbursements[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.84%	1.59%	0.59%	0.39%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.60% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

12

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$606	$779	$967	$1,509
Class C	$262	$502	$866	$1,889
Class I	$60	$189	$330	$739
Class K	$40	$126	$220	$494

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$606	$779	$967	$1,509
Class C	$162	$502	$866	$1,889
Class I	$60	$189	$330	$739
Class K	$40	$126	$220	$494

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 0.00% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA IAM SHARES Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

The fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics that are similar to those of the S&P 500 Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. The fund seeks a high correlation with, but does not anticipate fully replicating, the returns of the S&P 500 Index. Therefore, the fund’s returns will likely vary from those of the S&P 500 Index.

The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks of domestic companies and IPOs. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

13

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. As a result, the value of the fund’s shares may not rise as much or as quickly as the value of shares of a fund that emphasizes small- or mid-capitalization companies.

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than a fund that invests more broadly.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

14

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (22.24)%	September 30, 2013: 19.70%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA IAM SHARES Fund	1 Year	5 Years	10 Years*
Return Before Taxes	15.51%	1.46%	6.71%
Return After Taxes on Distributions	14.74%	1.09%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares	10.06%	1.10%	5.82%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Karl Schneider and John Tucker serve as portfolio managers of the fund. They have managed the fund since 2006 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

15

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

SSgA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

INVESTMENT OBJECTIVE

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.85%	0.85%	0.85%	0.65%
Acquired Fund Fees and Expenses[3]	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.69%	2.44%	1.44%	1.24%
Less Fee Waivers and/or Expense Reimbursements[4]	(0.60)%	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.09%	1.84%	0.84%	0.64%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	“Acquired Fund Fees and Expenses” are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.
[4]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

17

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$630	$974	$1,342	$2,371
Class C	$287	$703	$1,246	$2,730
Class I	$86	$397	$731	$1,674
Class K	$65	$334	$623	$1,448

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$630	$974	$1,342	$2,371
Class C	$187	$703	$1,246	$2,730
Class I	$86	$397	$731	$1,674
Class K	$65	$334	$623	$1,448

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index. The equity securities invested in by the fund are comprised primarily of common stocks, and may include IPOs.

To manage the fund’s portfolio, the fund’s adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the fund’s benchmark, while controlling risk exposure of the fund relative to the fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the fund’s benchmark and intended to reflect the risk characteristics of the fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries and sectors represented in the fund’s benchmark. The model evaluates the relative attractiveness of securities of small capitalization companies based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and share price momentum) to past performance and then rank the securities in the order of their attractiveness as fund investments. The model determines the specific securities that the fund invests in, the quantity of a security held by the fund and whether to overweight or underweight certain securities, industries or sectors relative to the benchmark based on an evaluation of a security’s relative return and risk attractiveness.

The fund’s investment adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The fund’s investment adviser regularly reexamines the model and may make updates or adjustments to the economic and financial factors considered.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

18

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger capitalized and/or more established companies because small-capitalization companies often have limited product lines and few managerial or financial resources and smaller market for their shares. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than a fund that invests more broadly.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1- and 5-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2006-2012)	Lowest Quarterly Results (2006-2012)	Year-to- Date Ended
June 30, 2009: 19.10%	December 31, 2008: (26.68)%	September 30, 2013: 25.70%

19

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA Enhanced Small Cap Fund	1 Year*	5 Years*	Since Inception(1)*
Return Before Taxes	17.67%	3.57%	4.78%
Return After Taxes on Distributions	17.24%	3.39%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	11.47%	2.99%	3.97%

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	5.51%

(1)	The Fund began operating on March 22, 2005.
*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

John O’Connell and Scott Conlon, CFA, serve as portfolio managers of the fund. They have managed the fund since 2005 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at
broker-dealerservices@statestreet.com with questions.

20

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.37%	0.37%	0.37%	0.17%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.12%	0.92%
Less Fee Waivers and/or Expense Reimbursements[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.37%	2.12%	1.12%	0.92%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$657	$936	$1,235	$2,085
Class C	$315	$664	$1,139	$2,452
Class I	$114	$356	$617	$1,363
Class K	$94	$294	$510	$1,132

22

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$657	$936	$1,235	$2,085
Class C	$215	$664	$1,139	$2,452
Class I	$114	$356	$617	$1,363
Class K	$94	$294	$510	$1,132

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s adviser employs a proprietary quantitative model to assist in country and stock selection, which the adviser believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the adviser in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors. From time to time, the adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments provides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

23

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than a fund that invests more broadly.

•	American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•	Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•	Futures Risk. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

•	Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency at a future time and at a specified price. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

•	Leverage Risk. There is a heightened risk of loss associated with the fund’s use of leverage. Leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund by creating additional investment exposure, as well as the potential for greater loss. The net asset value of the fund will be more volatile and sensitive to market movements as a result of the use of financial leverage.

•	Swaps. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

•	Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s

24

performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
June 30, 2009: 31.26%	September 30, 2008: (29.94)%	September 30, 2013: (5.01)%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA Emerging Markets Fund	1 Year	5 Years*	10 Years*
Return Before Taxes	17.25%	(3.33)%	15.39%
Return After Taxes on Distributions	17.38%	(3.57)%	14.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.98%	(2.65)%	13.98%

MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	18.63%	(0.61)%	16.88%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	18.22%	(0.92)%	16.52%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions may be higher than returns before taxes for certain periods due to the effect of foreign tax credits.

Fund returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the fund. They have managed the fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

25

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26

SSgA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

INVESTMENT OBJECTIVE

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in [section heading and page number] of the Fund’s Prospectus and [section heading and page number] of the Fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.37%	0.37%	0.37%	0.17%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.12%	0.92%
Less Fee Waivers and/or Expense Reimbursements*	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.20%	1.95%	0.95%	0.75%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase.
[3]	The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

27

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$641	$920	$1,220	$2,070
Class C	$298	$648	$1,124	$2,438
Class I	$97	$339	$600	$1,347
Class K	$77	$277	$493	$1,116

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$641	$920	$1,220	$2,070
Class C	$198	$648	$1,124	$2,438
Class I	$97	$339	$600	$1,347
Class K	$77	$277	$493	$1,116

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes.

The fund’s adviser employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, valuation, quality, and investor sentiment) to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a portfolio that is drawn primarily from securities included in the fund’s benchmark index. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the MSCI EAFE Universe, which is broader than the fund’s benchmark. The adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds, including money market funds managed by the fund’s investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

28

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than a fund that invests more broadly.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Institutional Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K Shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Institutional Shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Institutional Shares. Class A, Class C Shares are generally expected to incur higher expenses and Class I and Class K Shares are generally expected to incur lower expenses than Institutional Shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
June 30, 2009: 20.47%	September 30, 2011: (22.85)%	September 30, 2013: 15.04%

29

Average Annual Total Returns

For the Periods Ending December 31, 2012

Institutional Shares:

SSgA International Stock Selection Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	16.35%	(5.17)%	8.04%
Return After Taxes on Distributions	15.50%	(5.49)%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	11.24%	(4.24)%	7.22%

MSCI® EAFE® Net Dividend Index (reflects no deduction for fees, expenses or taxes)	17.32%	(3.69)%	8.21%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Adel Daghmouri and Stuart Hall serve as portfolio managers of the fund. They have managed the fund since 2013 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at
broker-dealerservices@statestreet.com with questions.

30

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

31

FUND OBJECTIVES,

STRATEGIES AND RISKS

SSgA HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) debt securities, commonly known as high yield or junk bonds. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation.

The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the investment adviser’s securities selection process. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates, and may be denominated in U.S. dollars or foreign currencies. The fund attempts to meet its investment objective by investing in, among other instruments or securities:

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds);

•	Privately issued bank loans;

•	Equity securities, including warrants, preferred stock and common stock;

•	Asset-backed securities;

•	Derivatives, including credit default swaps; and

•	Repurchase agreements.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction costs (generally measured by interest rate spreads) and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests primarily in bonds and other non-equity types of financial instruments, as well as certain equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt securities will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include, among others: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment

32

loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or unavailable. Non-U.S. bond markets in which the fund invests may have limited liquidity, which may make it difficult to value the securities or sell the securities at times the adviser considers advantageous. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Equity Securities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which it may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

33

SSgA DYNAMIC SMALL CAP FUND

INVESTMENT OBJECTIVE

SSgA Dynamic Small Cap Fund seeks to maximize the total return through investment in equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Dynamic Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes.

To manage the fund’s portfolio, the fund’s adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The fund’s investment adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger capitalized and/or more established companies because small-capitalization companies often have limited product lines and few managerial or financial resources and a smaller market for their shares. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks. In addition, small-capitalization companies may have limited operating histories, may not yet be profitable, and may not be widely followed by investors, thereby reducing demand for such securities.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value, as measured by earnings ratios and other common financial calculations.

34

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry. To the extent that the fund has significant investments in a specific sector, it is more vulnerable to risk of loss as a result of adverse economic, business or other developments to that sector, in addition to general market risks, than a fund that is more broadly invested.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

35

SSgA IAM SHARES FUND

INVESTMENT OBJECTIVE

SSgA IAM SHARES Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA IAM SHARES Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

As of August 31, 2013, there were approximately 417 companies whose equity securities were publicly traded and met one or both of those requirements. IAM Companies tend to be diverse geographically and by industry sector. The fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics that are similar to those of the S&P 500® Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. The fund seeks a high correlation with, but does not anticipate fully replicating, the returns of the S&P 500® Index. Therefore, the fund’s returns will likely vary from those of the S&P 500® Index. The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks, and initial public offerings of securities (IPOs).

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Large-Capitalization Securities. The fund’s emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods. As a result, the value of the fund’s shares may not rise as much or as quickly as the value of shares of a fund that emphasizes small- or mid-capitalization companies.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500® Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

36

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the IAM Companies are concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry. To the extent that the fund has significant investments in a specific sector, it is more vulnerable to risk of loss as a result of adverse economic, business or other developments to that sector, in addition to general market risks, than a fund that is more broadly invested.

37

SSgA ENHANCED SMALL CAP FUND

INVESTMENT OBJECTIVE

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000 Index. The equity securities invested in by the fund are comprised primarily of common stocks, and may include IPOs.

To manage the fund’s portfolio, the fund’s adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the fund’s benchmark, while controlling risk exposure of the fund relative to the fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the fund’s benchmark and intended to reflect the risk characteristics of the fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries and sectors represented in the fund’s benchmark. The model evaluates the relative attractiveness of securities of small capitalization companies based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and share price momentum) to past performance and then rank the securities in the order of their attractiveness as fund investments. The model determines the specific securities that the fund invests in, the quantity of a security held by the fund and whether to overweight or underweight certain securities, industries or sectors relative to the benchmark based on an evaluation of a security’s relative return and risk attractiveness.

The fund’s adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The adviser regularly reexamines the model and may make updates or adjustments to the economic and financial factors considered.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger capitalized and/or more established companies because small capitalization companies often have limited product lines and few managerial or financial resources and a smaller market for their shares. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks. In addition, small-capitalization companies may have limited operating histories, may not yet be profitable, and may not be widely followed by investors, thereby reducing demand for such securities.

38

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry. To the extent that the fund has significant investments in a specific sector, it is more vulnerable to risk of loss as a result of adverse economic, business or other developments to that sector, in addition to general market risks, than a fund that is more broadly invested. Provided that in no event will a fund purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

39

SSgA EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s adviser employs a proprietary quantitative model to assist in country and stock selection, which the adviser believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the adviser in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors. The adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments provides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Securities, including Emerging Markets Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

40

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry. To the extent that the fund has significant investments in a specific sector, it is more vulnerable to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks, than a fund that is more broadly invested.

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The fund may invest in futures, forwards, swaps and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. Forward foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Futures Risk. The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest.

Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

Risks inherent in the use of futures contracts and forwards include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates or interest rates; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in the futures contract.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the fund needing to sell holdings at a disadvantageous time. The fund may also be unable to close out its positions when desired. Investments in derivatives can cause the fund to be more volatile and can result in significant losses. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the sub-adviser may wish to retain the fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found.

41

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest.

Leverage Risk. There is a heightened risk of loss associated with the fund’s use of leverage. As part of the fund’s principal investment strategy, the fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide financial leverage by creating additional investment exposure, as well as the potential for greater loss. The net asset value of the fund will be more volatile and sensitive to market movements as a result of the use of financial leverage. Leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. Leverage may involve the creation of a liability that requires the fund to pay interest. The use of leverage may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Highly customized swaps transactions in particular may increase liquidity risk. Although the Fund will not borrow money in order to increase its trading activities, highly leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the pool’s obligations or the pool’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Participation Certificates. From time to time, the fund may invest in participation certificates. Participation certificates represent an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

42

SSgA INTERNATIONAL STOCK SELECTION FUND

INVESTMENT OBJECTIVE

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes. The fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index.

The fund’s adviser employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, valuation, quality, and investor sentiment) to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a portfolio that is drawn primarily from securities included in the fund’s benchmark index. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in MSCI EAFE Universe, which is broader than the fund’s benchmark. The adviser periodically rebalances the fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks and, to help manage cash, index futures.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market Funds, SSgA Fixed Income Fund and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Equity Securities. To the extent the fund holds foreign equity securities, financial information concerning issuers of such securities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars.

43

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EAFE Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

44

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment adviser. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment adviser or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment adviser. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

To the extent a fund engages in securities lending, the fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, a fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a securities lending transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences for a fund that engages in such transactions.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

45

RISKS COMMON TO THE SSgA FIXED INCOME FUND AND SSgA EQUITY FUNDS

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSgA Funds’ domestic and international equity funds, and the SSgA funds-of-funds to the extent that they invest in equity funds:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who compose a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities particularly if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSgA Funds’ fixed income funds, and the SSgA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation or be perceived to be unable to meet such obligations, as the case may be. Credit risk generally is inversely related to credit quality.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

PORTFOLIO HOLDINGS

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

46

FUND MANAGEMENT

INVESTMENT ADVISER

SSgA Funds’ Investment Adviser. SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2013, SSgA FM had assets under management of over $328.2 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October  31, 2013, has over $2.3 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

In addition to any contractual expense limitation for a money market fund which is described in the Fund Summary section, the Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a money market fund (the “Voluntary Reduction”), which may vary from time to time and from fund to fund in the Adviser’s sole discretion. A fund will not be obligated to reimburse the Adviser in the following circumstances: more than three years after the end of the fiscal year for the fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit that is effective at the time of such fee waivers and/or expense reimbursements. These reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered “extraordinary expenses” and are not subject to any contractual expense limitation agreement in effect for the fund at the time of such payment. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a fund, without limitation.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement for each fund in this prospectus is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2013.

For its services, each fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2013, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for each fund.

	Annual Management Fees (% of Average Daily Net Assets)
Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
High Yield Bond	0.30%	0.26%
Dynamic Small Cap	0.75%	0.00%
IAM SHARES	0.25%	0.25%
Enhanced Small Cap	0.45%	0.00%
Emerging Markets	0.75%	0.74%
International Stock Selection	0.75%	0.56%

[1]	Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or cancelled by the Adviser at any time without notice.

47

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for each SSgA Fund. The SSgA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Fund(s) that they manage.

SSgA Fund	Portfolio Manager(s)	Experience
SSgA High Yield Bond Fund	Catherine Ann Powers, CFA	Investment professional for 30 years, the last 3 years within SSgA FM or its affiliates. She is head of Alpha Strategies, North America.

	Charles Moon	Investment professional for 22 years. He joined SSgA FM’s Active Fixed Income Portfolio Management group in 2012.

SSgA Dynamic Small Cap Fund	Anna Lester	Investment professional for 15 years, the last 8 years with SSgA FM or its affiliates.

	Marc Reinganum	Investment professional for 34 years, the last 4 years with SSgA FM or its affiliates.

SSgA IAM SHARES Fund	Karl Schneider	Investment professional for 17 years, the last 17 years with SSgA FM or its affiliates.

	John A. Tucker	Investment professional for 25 years, the last 25 years with State Street or its affiliates. He is Co-Head of Passive Equity Strategies in North America in SSgA’s Global Equity Beta Solutions Group.

SSgA Enhanced Small Cap Fund	Scott Conlon, CFA	Investment professional for 15 years, the last 8 years with SSgA FM or its affiliates.

	John O’Connell	Investment professional for 20 years, the last 13 years with SSgA FM or its affiliates.

SSgA Emerging Markets Fund	Chris Laine	Investment professional for 19 years, the last 4 years with SSgA FM or its affiliates.

	Jean-Christophe De Beaulieu	Investment professional for 15 years, the last 13 years with SSgA FM or its affiliates.

SSgA International Stock Selection Fund	Stuart Hall, CFA	Investment professional for 13 years, the last 9 years with SSgA FM or its affiliates.

	Adel Daghmouri	Investment professional for 16 years, the last 15 years with SSgA FM or its affiliates.

48

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the times also described in the following table.

SSgA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)
SSgA High Yield Bond Fund SSgA Domestic Equity Funds SSgA International Equity Funds

Market value (generally determined at the closing time of the market on which they are traded)

Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)

Amortized cost (for debt securities maturing within 60 days)

Close of the NYSE (ordinarily 4 p.m.)

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

Choosing a Share Class

The Funds offer four classes of shares through this Prospectus: Class A, Class C, Class I or Class K, available to you subject to the eligibility requirements set forth below.

All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future. Your investment professional can help you choose the share class that best suits your investment needs.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in the Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year.

When you buy Class C shares, you will invest the full amount of your purchase price, but you will be subject to a Rule 12b-1 fee of 1.00% per year. Because this fee is paid out of a Fund’s assets on an ongoing basis, over time this fee may increase the cost of your investment and may cost you more than paying other types of sales charge. In addition, you may be subject to a deferred sale charge when you redeem Class C shares within one year of the purchase date.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund’s expenses in each Fund Summary in this Prospectus.

The minimum purchase amount may be waived by for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their family.

49

	Class A	Class C	Class I	Class K
Availability	Available to the general public through certain financial intermediaries.	Available to the general public through certain financial intermediaries.

Limited to certain investors, including:

•    Certain banks, broker-dealers and other financial intermediaries.

•    Certain employer-sponsored retirement plans.

•    Certain employees or affiliates of State Street Corporation or its affiliates

Limited to certain investors, including certain qualified recordkeepers and employer-sponsored retirement plans.

Minimum Initial Investment	$2,000	$2,000	$1,000,000	$10,000,000

Maximum Investment	None.	$999,999; none for omnibus retirement plans.	None.	None.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred Sales Charge?	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.

Rule 12b-1 Fees?	0.25% annual fee.	1.00% annual fee.	No.	No.

Redemption Fees?	No.	No.	No.	No.

The following pages will cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Funds’ website at www.ssgafunds.com and in the SAI, which is available on the website or on request.

Class A

Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

When you buy Class A shares, you pay an initial sales charge at the time of your investment, which is included in the offering price, unless you qualify for a waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.

50

Equity Funds (SSgA Domestic Equity Funds and SSgA International Equity Funds)

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	[	]
$50,000-$99,999	4.50%	4.71%	[	]
$100,000-$249,999	3.50%	3.63%	[	]
$250,000-$499,999	2.50%	2.56%	[	]
$500,000-$999,999	2.00%	2.04%	[	]
$1,000,000 or more	None	None	—	*

*	If you purchase $1,000,000 or more of Class A shares of the Equity Funds and are not assessed a sales charge at the time of purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

Fixed Income Funds (SSgA Fixed Income Fund)

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	[	]
$100,000-$249,999	3.25%	3.36%	[	]
$250,000-$499,999	2.25%	2.30%	[	]
$500,000-$999,999	1.75%	1.78%	[	]
$1,000,000 or More	None	None	—	*

*	If you purchase $1,000,000 or more of Class A shares of the Fixed Income Funds and are not assessed a sales charge at the time of purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

The actual sales charge you pay may be higher or lower than those calculated using the percentages above due to rounding.

Reducing Your Class A Sales Charge

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the funds advised by SSgA FM that offer Class A shares (the “State Street Funds”) in which you invest (as described below) even if such State Street Funds are held in accounts with different financial intermediaries, as well as purchases of shares of all State Street Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address.

It is your responsibility when investing to inform your financial intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A share holdings from prior purchases through the Right of Accumulation. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the State Street Funds.

To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A or Class C Shares of a State Street Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your financial intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge,

51

you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds. You may then combine purchases of Class A Shares of one or more State Street Funds you make over the next 13 months with any combined balances of Class A Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your financial intermediary, and you must inform your financial intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your financial intermediary are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge. Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information.

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call [number]. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another State Street Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The State Street Funds.

•	State Street Corporation and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees, and their immediate family members, of State Street Corporation and its subsidiaries and affiliates may open new Institutional Class accounts subject to a $1,000 minimum investment requirement. Institutional Class shares have lower expenses than Class A Shares. Please call [number] for more information.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•	Affiliates of State Street Corporation and certain accounts (other than IRA Accounts) for which a financial intermediary acts in a fiduciary, advisory, agency or custodial capacity.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

52

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Class A Shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call [number] or contact your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class C

Class C shares are available to the general public for investment through transaction-based financial intermediaries.

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC As a % of Dollar Amount Subject to Charge
0-1	1.00
After First Year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions. If you participate in a Systematic Withdrawal Plan, the applicable Class C CDSC will be deducted from those payments unless such payments are made:

(i) Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter. For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date. For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

53

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

WAIVER OF THE CLASS C CDSC

In the following situations, no CDSC is imposed on redemptions of Class C Shares of the Funds:

1. If you withdraw no more than a specified percentage (as indicated in “[ ]” section of the Prospectus) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Service Option” section of the Prospectus on page 56.

2. Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. A distribution from a qualified retirement plan by reason of the participant’s retirement.

6. Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class C Shares of other State Street Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “[    ]” section of the Prospectus.

9. If the Distributor receives notice before you invest indicating that your Financial intermediary, due to the type of account that you have, is waiving its commission. The CDSC, however, will not be waived if a contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined above.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a State Street Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required. To take advantage of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-XXX-XXXX or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class I

Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your financial intermediary can help you determine whether you are eligible to purchase Class I shares.

Class I shares are available to the following categories of investors and/or investments:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in:

•	discretionary and non-discretionary advisory programs;

•	fund supermarkets;

•	asset allocation programs;

•	other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program; or

•	certain other investment programs that do not charge an asset-based fee;

54

2.	Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);

3.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code;

4.	Certain other registered open-end investment companies whose shares are distributed by the Distributor;

5.	Certain retirement and deferred compensation programs established by State Street Corporation or its affiliates for their employees or the Funds’ Trustees;

6.	Current or retired directors, officers and employees of SSgA and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

7.	Current or retired Directors or Trustees of the State Street Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

8.	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser;

9.	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund; and

10.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

Class K

Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your financial intermediary can help you determine whether you are eligible to purchase Class K shares.

Class K shares are available to the following categories of investors:

1.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor;

2.	Defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan;

3.	Employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor; and

4.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code.

The minimum investment for Class K shares is $10,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals. you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

55

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds, in their sole discretion, may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

All SSgA Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

56

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 30 days of the redemption request. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

57

Minimum Account Size. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The SSgA Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•	The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•	If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•	If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•	At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•	If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

58

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•	Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•	Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

59

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

SSgA Fund	Dividends Declared	Dividends Paid
SSgA High Yield Bond Fund	Monthly	Monthly
SSgA IAM SHARES Fund	Quarterly	Quarterly
All other SSgA Funds	Annually	Annually

Excess dividends and capital gains, if any, generally are distributed in December.

When an SSgA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase.

Purchases made by check, Federal Wire or exchange from an existing SSgA Fund will earn dividends if they are invested in the fund prior to the record date of the dividend or capital gain.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.647.7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax matters generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax adviser.

60

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisers as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which are currently subject to a 20% maximum rate, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund is subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

61

DISTRIBUTION ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate its distributor (or others) for services in connection with the distribution of a Fund’s shares and for services provided to Fund shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund’s net assets attributable to its Class A Shares and 1.00% of each Fund’s net assets attributable to its Class C Shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSgA Funds has limited the amount that may be paid under the Plan for certain Fund until at least December 31, 2014. Because these fees are paid out of the assets of a Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

62

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

63

(This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

The Financial Highlights table is not presented for the Funds because the Class A, Class C, Class I and Class K shares have not commenced operations as of the date of this Prospectus.

64

Contacting the SSgA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

65

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

COMBOSTPRO

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

	Institutional Class	Class A		Class C		Class I		Class K		Select Class
SSgA Money Market Funds

SSgA MONEY MARKET FUND	SSMXX	N/A		N/A		N/A		N/A		N/A

SSgA U.S. GOVERNMENT MONEY MARKET FUND	SSGXX	N/A		N/A		N/A		N/A		N/A

SSgA U.S. TREASURY MONEY MARKET FUND	SVTXX	N/A		N/A		N/A		N/A		N/A

SSgA PRIME MONEY MARKET FUND	SVPXX	N/A		N/A		N/A		N/A		N/A

SSgA Fixed Income Fund

SSgA HIGH YIELD BOND FUND	SSHYX	[	]	[	]	[	]	[	]	N/A

SSgA Domestic Equity Funds

SSgA DYNAMIC SMALL CAP FUND	SVSCX	[	]	[	]	[	]	[	]	N/A

SSgA IAM SHARES FUND	SIAMX	[	]	[	]	[	]	[	]	N/A

SSgA ENHANCED SMALL CAP FUND	SESPX	[	]	[	]	[	]	[	]	N/A

SSgA International Equity Funds

SSgA EMERGING MARKETS FUND	SSEMX	[	]	[	]	[	]	[	]	SEMSX

SSgA INTERNATIONAL STOCK SELECTION FUND	SSAIX	[	]	[	]	[	]	[	]	N/A

SSgA CLARION REAL ESTATE FUND	SSREX	[	]	[	]	[	]	[	]	N/A

SSgA S&P 500 INDEX FUND	SVSPX	N/A		N/A		N/A		N/A		N/A

DECEMBER 18, 2013

As Amended [     ], 2014

This Statement of Additional Information (“SAI”) relates to the prospectuses dated December 18, 2013, as amended[     ], 2014 for the Institutional Class and Select Class and to the Prospectus dated June [    ], 2014 as it relates to Classes A, C, I and K for the SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund as amended, or supplemented from time to time thereafter (each, a “Prospectus” and collectively, the “Prospectuses”) for each series of the SSgA Funds’ listed above (each, a “Fund” and collectively, the “Funds” or the “Trust”).

This SAI is not a prospectus and should be read in conjunction with each applicable Fund’s Prospectuses. This SAI describes the SSgA Funds generally and provides additional information about the Funds. A copy of each Prospectus or the most recent Annual Reports to Shareholders (“Annual Reports”), which contain the Funds’ financial statements incorporated herein by reference, can be obtained free of charge by calling 1-800-647-7327. You may also obtain the Prospectuses or Annual Reports through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.

[SUBJECT TO COMPLETION. THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED]

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 and most recently amended April 14, 2014 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Clarion Real Estate Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any single issuer to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

The SSgA S&P 500 Index Fund may invest substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “S&P 500 Portfolio”), an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in the S&P 500 Portfolio, the corresponding “master” portfolio with identical investment objectives. The S&P 500 Portfolio may accept investments from multiple feeder funds, which bear the S&P 500 Portfolio’s expenses in proportion to their assets. The S&P 500 Portfolio is a series of the State Street Master Funds (the “Master Funds”).

SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”) serves as the investment manager of each Fund.

Effective January 1, 2013, the SSgA Tuckerman Active REIT Fund became known as the SSgA Clarion Real Estate Fund. CBRE Clarion Securities, LLC (“CBRE Clarion”) serves as the Sub-adviser for the SSgA Clarion Real Estate Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of a Fund identified and summarized in the Fund’s Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Funds, you should assume that the practices of the S&P 500 Portfolio are the same in all material respects as those of the SSgA S&P 500 Index Fund.

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Adviser has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the Adviser based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the Adviser determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. (Investment strategy with respect to SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, and SSgA Prime Money Market Fund (the “SSgA Money Market Funds”) only.)

Money Market Instruments. Each of the SSgA Money Market Funds seeks to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” Each Fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act. (Investment strategy with respect to the SSgA Money Market Funds only.)

Illiquid Securities. Each Fund may invest in illiquid securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable; each of the SSgA Money Market Funds may not invest more than 5% of its net assets in illiquid securities. These securities include repurchase agreements that have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. These securities may also include time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days, unless the Adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees of the SSgA Funds (the “Board” or “Board of Trustees”). The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Special Situations. SSgA High Yield Bond Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may invest in special situations. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid securities, as described above. Due to foreign ownership restrictions, such Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade.

Interfund Lending. Each Fund, other than SSgA High Yield Bond Fund, may participate in interfund lending. In accordance with an exemptive order received by SSgA Funds from the SEC, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. Each Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies, including those advised by the Adviser. With respect to the SSgA S&P 500 Index Fund, these investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an exemptive order received by SSgA Funds from the SEC, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

U.S. Government Obligations. Each Fund may invest in U.S. Government obligations. The types of U.S. Government obligations in which each Fund may at times invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each such Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Treasury Inflation Protected Securities. The SSgA Money Market Funds and SSgA High Yield Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

When-Issued Transactions or Delayed Delivery Transactions. Each Fund may invest in when-issued transactions or delayed delivery transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund generally will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Forward Commitments. Each Fund, other than SSgA S&P 500 Index Fund, may invest in forward commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, meet redemption requests, and, for each of the SSgA Money Market Funds, maintain a stable net asset value. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements. Each Fund, other than SSgA Clarion Real Estate Fund and SSgA S&P 500 Index Fund, may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the securities. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. The SSgA Money Market Funds and SSgA High Yield Bond Fund may invest in stripped securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. SSgA High Yield Bond Fund, SSgA Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Prime Money Market Fund, SSgA International Stock Selection Fund, and SSgA Clarion Real Estate Fund may invest in asset-backed securities (“ABS”). ABS represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

Mortgage-Related Securities. SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA Prime Money Market, and SSgA High Yield Bond Fund may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA Prime Money Market Fund and SSgA High Yield Bond Fund may invest in government mortgage-related securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA Prime Money Market Fund, and SSgA High Yield Bond Fund may invest in privately issued mortgage-related securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Variable Amount Master Demand Notes. SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA Prime Money Market Fund, SSgA Dynamic Small Cap Fund, and SSgA IAM SHARES Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Variable and Floating Rate Securities. SSgA Money Market Fund and SSgA U.S. Government Money Market Fund may invest in variable and floating rate securities. SSgA U.S. Government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed by the U.S. Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency. SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may invest in foreign currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. The SSgA Emerging Markets Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund’s investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. With the exception of SSgA Emerging Markets Fund, the Funds will not speculate in foreign security or currency options or futures or related options.

No Fund except SSgA Emerging Markets Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. With the exception of SSgA Emerging Markets Fund, no Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts or will enter into a forward contract with a term of more than 36 months.

A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the

U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Participation Certificates. SSgA Emerging Markets Fund and SSgA International Stock Selection Fund may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded over-the-counter or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

IPOs. Each Fund, other than the SSgA Money Market Funds, SSgA High Yield Bond Fund, and SSgA S&P 500 Index Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of SSgA.

Forward Currency Transactions. SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may participate in forward currency transactions. With the exception of SSgA Emerging Markets Fund, the Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund (other than SSgA Emerging Markets Fund) will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund (other than SSgA Emerging Markets Fund) may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must segregate on its records liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Foreign Securities. SSgA Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the funds contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Funds’ securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Adviser has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

From time to time, the U.S. Treasury Money Market Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to acquire the types of Treasury securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in non-Treasury, U.S. government securities and repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

Applicable to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund only:

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. To the extent a Fund invests in securities denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

Commercial Paper. SSgA Money Market Funds, SSgA Dynamic Small Cap Fund, and SSgA IAM SHARES Fund may invest in commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Section 4(2) Commercial Paper. SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA International Stock Selection Fund, and SSgA Clarion Real Estate Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Convertible Securities. SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA Clarion Real Estate Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Debt Securities. SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may invest in debt securities. The Funds may also invest in debt securities with broad credit ratings that may or may not be investment grade. Except for the SSgA High Yield Bond Fund, debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

Warrants. SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). SSgA Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, and SSgA International Stock Selection Fund may invest in ADRs and GDRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs and GDRs, in registered form, are designed for use in the U.S. securities markets. ADRs and GDRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Equity Swaps. SSgA Dynamic Small Cap, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund, and SSgA Clarion Real Estate Fund may invest in equity swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Adviser deems creditworthy. The Adviser will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

To gain additional market exposure, SSgA Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps. SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund, and SSgA Clarion Real Estate Fund may invest in total rate of return swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Preferred Stocks. SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

IPO Holding Risk. Each Fund, other than the SSgA Money Market Funds, SSgA High Yield Bond Fund, and SSgA S&P 500 Index Fund may participate in IPO holding. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. Each Fund, other than the SSgA Money Market Funds, SSgA High Yield Bond Fund, and SSgA S&P 500 Index Fund may participate in IPO trading. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, and SSgA Clarion Real Estate Fund do not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market.

Securities Lending. Each Fund, other than the SSgA Money Market Funds, may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and the Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Fund.

Registration under the Commodity Exchange Act. Each Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA.

(b) Investment Strategies specific to some, but not all, Funds. A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSgA High Yield Bond Fund:

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by the Fund is part of a particular industry, the Adviser uses industry classifications identified in the Barclays Capital Index system for securities other than ABS. To the extent the Fund invests in ABS, the Adviser determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. Certain securities backed by U.S. residential mortgage-related securities (“RMRS”) are classified by the Adviser on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate. The following classifications are currently used : mortgage pools with FICO scores of 700 and above are classified as RMRS – Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMRS – Midprime; mortgage pools with FICO scores of 624 and below are classified as RMRS- Subprime.

Other Asset-Backed Securities. ABS other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.

The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in generally the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-related securities.

Mortgage-Related Security Rolls. The Fund may participate in “forward roll” transactions with respect to mortgage-related securities it holds. In a forward roll transaction, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments or the securities sold and the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements maturing not later than the expiration of the roll). Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity, and (2) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities.

A mortgage-backed security roll may have a leveraging effect on the Fund. Whether a mortgage-related security roll transaction produces a gain for the Fund depends upon the costs of the agreements. (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Mortgage-related security transactions, as leveraging techniques, may increase the Fund’s yield in the manner described above; however, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Lower Rated Debt Securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Adviser may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings.”

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by Standard & Poor’s Rating Group (“S&P”) or Baa by Moody Investors Service (“Moody’s”) involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors – Lower Rated Debt Securities” in this Statement.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Applicable to SSgA Enhanced Small Cap Fund, SSgA Dynamic Small Cap Fund and SSgA International Stock Selection Fund:

Exchange Traded Funds. An exchange-traded fund, or ETF, is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

•	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units;”

•	Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

•	After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Applicable to SSgA Emerging Markets Fund:

Interest Rate Transactions. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date, however, the Fund may enter into these transactions to seek to generate returns. The Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, equity or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will diminish compared to what it would have been if this investment technique was not used.

The Fund may enter into interest rate swaps to hedge its portfolio or to seek to generate investment returns. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to SSgA S&P 500 Index Fund:

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.

In addition to the principal investment strategies and the principal risks of the Fund and S&P 500 Portfolio described in the Fund’s Prospectus, the Fund or the S&P 500 Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Fund, you should assume that the practices of the S&P 500 Portfolio are the same in all material respects.

Section 4(2) Commercial Paper/Rule 144A Securities. The S&P 500 Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be exempt from the registration requirements of the 1933 Act. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the S&P 500 Portfolio’s investment restriction relating to investments in illiquid securities. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Fund’s and S&P 500 Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

Cash Reserves. The S&P 500 Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the S&P 500 Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the S&P 500 Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Lending of Portfolio Securities. The S&P 500 Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the S&P 500 Portfolio. The S&P 500 Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The S&P 500 Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the S&P 500 Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the S&P 500 Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Futures Contracts and Options on Futures. The S&P 500 Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the S&P 500 Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the S&P 500 Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the S&P 500 Portfolio is unable to enter into a closing transaction, the amount of the S&P 500 Portfolio’s potential loss may be unlimited.

The S&P 500 Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The S&P 500 Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The S&P 500 Portfolio may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Description of Benchmark Index. The following is a description of the index against which the Fund measures its performance.

The S&P 500® Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

Additional Information Concerning the S&P 500

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, and has been licensed for use by SSgA. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates (collectively “S&P Dow Jones Indices”), and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index. S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P Dow Jones Indices’ only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P Dow Jones Indices, which is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.

S&P Dow Jones Indices does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P Dow Jones Indices shall have no liability for any errors, omissions or interruptions therein. S&P Dow Jones Indices makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any incidental, special, punitive, indirect or consequential damages (including lost profits, trading losses, lost time or goodwill), even if notified of the possibility of such damages.

(c) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA High Yield Bond Fund measures its performance against the Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. HY 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorate basis. The index was incepted in 2004 with history from January 1, 1993.

SSgA Dynamic Small Cap Fund and SSgA Enhanced Small Cap Fund measure their performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

SSgA IAM SHARES Fund measures its performance against the S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public—excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions—multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

SSgA Emerging Markets Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

SSgA International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

SSgA Clarion Real Estate Fund measures its performance against the Dow Jones U.S. Select REIT® Index. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities.

Applicable to SSgA S&P 500 Index Fund only:

Master Fund Portfolio Holdings Disclosure Policy. The Master Funds discloses to the general public the complete schedule of portfolio holdings of the S&P 500 Portfolio for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC.

In general, the Master Fund Portfolio Holdings Disclosure Policy provides that portfolio holdings may be disclosed by the Master Funds on a selective basis only by an officer of the Master Funds or a member of the S&P 500 Portfolio’s Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of S&P 500 Portfolio’s shareholders on the one hand and those of the Adviser, the S&P 500 Portfolio’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the S&P 500 Portfolio has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the S&P 500 Portfolio or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the S&P 500 Portfolio that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

Applicable to SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection, and SSgA Clarion Real Estate Fund:

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this section of the SAI may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. Some Funds may also use derivative instruments to seek to generate investment returns. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Some Funds will only engage in options and futures transactions for hedging purposes, and thus the Adviser believes that such strategies will not subject that Fund to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate Swaps, Index Securities Referencing a Basket of Credit Default Swaps, and Interest Rate Caps, Floors and Collars. (Applicable to SSgA High Yield Bond Fund.) Interest rate swaps involve the exchange by the SSgA High Yield Bond Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into such transactions for hedging purposes or to seek to increase total return. The use of interest rate swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment.

Additionally, these derivative transactions are subject to risks similar to those discussed under Credit Default Swaps and Total Return Swaps above.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The Funds may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds will not use leverage in its swaps, options and futures strategies. Such investments (except for those by SSgA Emerging Markets Fund) will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Credit Default Swaps and Total Return Swaps. (Applicable to SSgA High Yield Bond Fund.) The SSgA High Yield Bond Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). Additionally, a Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations under the swap agreement.

A Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

INVESTMENT RESTRICTIONS

Applicable to the SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA International Stock Selection Fund and SSgA S&P 500 Index Fund:

The Trust has adopted the following restrictions applicable to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.	A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

2.	A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

3.	A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

4.	A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

5.	A Fund may underwrite securities to the extent consistent with applicable law from time to time.

For the SSgA Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA U.S. Treasury Money Market Fund:

6.

A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act), tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing and bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the Adviser determines that the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Adviser determines that the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (to the extent that the Adviser determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks).

With respect to the SSgA Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA U.S. Treasury Money Market Fund investment policies on concentration (#6 above), a Fund may concentrate in bankers’ acceptances, certificates of deposit and similar instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.

For SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund and SSgA International Stock Selection Fund:

6.	A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

For SSgA S&P 500 Index Fund:

6.	The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.

SSgA S&P 500 Index Fund invests substantially all of its assets in State Street Equity 500 Index Portfolio. The interest holders of State Street Equity 500 Index Portfolio approved the same fundamental investment restrictions as the SSgA S&P 500 Index Fund. In reviewing the description of the Fund’s investment restrictions above, you should assume that the investment restrictions of the State Street Equity 500 Index Portfolio are the same in all material respects as those of the Fund.

For each Fund, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the SSgA High Yield Bond Fund, SSgA International Stock Selection Fund, SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

The following restrictions are designated as non-fundamental with respect to the SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds.

The following restrictions are designated as non-fundamental with respect to the SSgA International Stock Selection Fund, SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

The following restrictions are designated as non-fundamental with respect to the SSgA Dynamic Small Cap Fund, SSgA IAM SHARES Fund and SSgA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

The following restrictions are designated as non-fundamental with respect to the SSgA High Yield Bond Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including its investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

2.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

3.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following restrictions are designated as non-fundamental with respect to the SSgA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

2.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

Applicable to SSgA Prime Money Market Fund only:

The Fund is subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. banks and U.S. branches of foreign banks are not considered a single industry for purposes of this restriction. 2.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	The Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Prime Money Market Fund only.)

5.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

6.	The Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.	The Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.	The Fund will not purchase or sell commodities or commodity futures contracts.

12.	The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.	The Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. 16. The Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

17.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

Applicable to SSgA Emerging Markets Fund only:

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and, also with respect to SSgA Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to the Fund.)

2.	The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction with respect to the Fund.)

3.	The Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to the Fund.)

4.	The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to the Fund.)

5.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction with respect to the Fund.)

6.	The Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction with respect to the Fund.)

7.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction with respect to the Fund.)

8.	The Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction with respect to the Fund.)

9.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction with respect to the Fund.)

10.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction with respect to the Fund.)

11.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction with respect to the Fund.)

12.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction with respect to the Fund.)

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction with respect to the Fund.)

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently do not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Applicable to SSgA Clarion Real Estate Fund only:

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

The following are fundamental restrictions with respect to the Fund.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.	The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	The Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. The Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

9.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

10.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

11.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

12.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Reports and Semi-Annual Reports to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Each Fund, other than the Money Market Funds, will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

Each SSgA Money Market Fund will post on its website at www.ssgafunds.com a full list of its portfolio holdings each Friday reflecting the portfolio holdings of the SSgA Money Market Fund on the immediately preceding Wednesday. Each SSgA Money Market Fund will also post a full list of its portfolio holdings on its website at www.ssgafunds.com no later than the fifth business day of each month reflecting its portfolio holdings as of the last business day of the previous month. Weekly and monthly portfolio holdings reports will remain available at the SSgA Money Market Fund’s website at www.ssgafunds.com until the next weekly or monthly report is posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Adviser, the Trustees, the directors of the Adviser, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisers, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of

Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Adviser and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Adviser’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Adviser or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Administrator or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Adviser and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

The website for each SSgA Money Market Fund also includes links to the SEC’s website where a user may obtain access to the most recent 12 months of publicly available filings on Form N-MFP.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this SAI, the Adviser’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Additionally, certain of the Funds may invest in foreign securities. As a result, such investments by a Fund may be subject to restrictions on repatriation of capital and/or dividends that may cause the Adviser to change the assumed time horizon with respect to the investments. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

SSgA Emerging Markets Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund. However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The portfolio turnover rate of a Fund may also be affected by participation in IPOs. To the extent a Fund is authorized to participate in IPOs, the practice of immediately selling the security in the aftermarket could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the fiscal years ended August 31. The portfolio turnover rate with respect to SSgA S&P 500 Index Fund reflects the portfolio turnover rate of the S&P 500 Portfolio.

Fund	2013	2012	2011
SSgA High Yield Bond Fund	112%	196%	294%
SSgA Dynamic Small Cap Fund	147%	160%	179%
SSgA IAM SHARES Fund	0%	3%	0%
SSgA Enhanced Small Cap Fund	57%	64%	57%
SSgA Emerging Markets Fund	56%	74%	50%
SSgA International Stock Selection Fund	54%	90%	77%
SSgA Clarion Real Estate Fund	58%	21%	12%
SSgA S&P 500 Index Fund	2%	19%	2%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees may hold office for the life of the SSgA Funds subject to any retirement policy adopted by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the SSgA Funds (the “Independent Trustees”). The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Independent Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Independent Trustees shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Adviser or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2013, the Board of Trustees held 10 meetings (including one meeting of solely the Independent Trustees).

The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	56	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm);	56	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street

			1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.		Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982.	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	56	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	239	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 - June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 1/13	Vice President, State Street Bank and Trust Company (2002 – present).*

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc.( June 2013- Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009—present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009).

Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013- present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for six years and as President of the trusts for seven years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the Trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the Trust. Mr. Powers is also the president and chief executive officer of the State Street Global Advisors.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2013, the Audit Committee held two meetings.

The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. The Governance Committee was established after the fiscal year ended December 31, 2013.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSgA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. The Valuation Committee was established after the fiscal year ended December 31, 2013.

The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. The Qualified Legal and Compliance Committee was established after the fiscal year ended December 31, 2013.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board, Mr. Marshall and Mr. Williams serve as Co-Chairpersons of the Audit Committee, Mr. Shirk and Ms. Spence serve as Co-Chairpersons of the QLCC, Mr. Boyan and Mr. Taber serve as Co-Chairpersons of the Valuation Committee and Mr. Taber and Ms. Spence serve as Co-Chairpersons of the Governance Committee.

Mr. Powers and Mr. Ross, who are also employees of the Adviser, serve as Trustees of the Trust and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Powers, Mr. Ross and Ms. Needham provide the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Mr. Marshall and Mr. Williams provide a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust will bear a pro rata allocation based on the Trust’s average monthly assets. The Co-Chairmen receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2013, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Adviser and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2013
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
William L. Marshall	$194,500	n/a	n/a	$194,500
Patrick J. Riley, Chairman of the Board	$219,500	n/a	n/a	$219,500
Richard D. Shirk	$189,500	n/a	n/a	$189,500
Bruce D. Taber	$193,250	n/a	n/a	$193,250

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2013

For any Fund that is not listed below for a Trustee, such Trustee beneficially owned no equity securities of the Fund for the calendar year ended December 31, 2013.

[TO BE UPDATED]

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Boyan	None	None	None
Michael F. Holland	None	None	None
William L. Marshall	[ ]	[ ]	Over $100,000
Patrick J. Riley	[ ]	[ ]	Over $100,000
Richard D. Shirk	[ ]	[ ]	Over $100,000
Rina K. Spence	None	None	None
Bruce D. Taber	[ ]	[ ]	Over $100,000
Douglas T. Williams	None	None	None

Name of Interested Trustee
Scott F. Powers	[ ]	[ ]	Over $100,000
James E. Ross	[ ]	[ ]	Over $100,000

TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the Master Funds are responsible for generally overseeing the Master Funds’ business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. The Trustees and Officers listed below are responsible for overseeing the S&P 500 Portfolio, in which the SSgA S&P 500 Index Fund generally invests substantially all of its assets.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co- Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	56

Trustee and Co-

Chairman, State Street Institutional Investment Trust; Trustee and Co-Chairman, SSgA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co- Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	56	Trustee and Co-Chairman, State Street Institutional Investment Trust; Trustee and Co-Chairman, SSgA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co- Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co- Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co- Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Treasurer, Nantucket Educational Trust, (2002-2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	239	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 - June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc.( June 2013- Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009).

Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013- present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Master Funds provide that the Master Funds shall indemnify each person who is or was a Trustee of the Master Funds against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Master Funds’ best interest. The Master Funds, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications—Master Funds

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Master Funds’ Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for six years and as President of the trusts for seven years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the Trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the Trust. Mr.  Powers is also the president and chief executive officer of the State Street Global Advisors.

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts that permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of June [    ], 2014, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the SSgA Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of SSgA Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of June [     ], 2014, the following shareholders owned of record 5% or more of the issued and outstanding shares of each class of each Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Money Market Fund

•	National Financial Services Corporation, 200 Liberty Street, 1 World Financial Center, New York, NY 10281-1003—13.14%

•	GSAM Mortgage Backed Sec WOIJ, 1 Sun Life Park, Wellesley, MA 02481-5615—20.83%

SSgA U.S. Government Money Market Fund

•	AHS—Core Operating FDG9, 111 North Orlando Ave, Winter Park, FL 32789-3675—7.33%

•	Stormcrew & Co., Attn MF Sweep Processing, 1200 Crown Colony Drive 3rd floor, Quincy MA, 02169-0938—8.03%

•	GS Strategic Income Fund 58U2, 200 West Street, New York, NY 10282-2102—34.60%

•	GS High Yield Floating Rate 58U1, 200 West Street, New York, NY 10282-2102—6.44%

SSgA U.S. Treasury Money Market Fund

•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171—91.56%

SSgA Prime Money Market Fund

•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171—85.78%

SSgA High Yield Bond Fund

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—10.73%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—21.68%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—42.19%

SSgA Dynamic Small Cap Fund

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—5.10%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—12.32%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—30.13%

•	Merrill Lynch Pierce Fenner & Smith Inc, for the sole benefit of its customers, 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484—6.65%

SSgA IAM SHARES Fund

•	Dolphin & Co—As Trustee for IAM National Pension U/A Dtd 5/1983, 200 Newport Ave –Mailstop JQ7N, Quincy, MA 02171-2102—98.34%

SSgA Enhanced Small Cap Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—97.51%

SSgA Emerging Markets Fund- Institutional Class

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—10.75%

•	Airview & Co, P.O. Box 5166, Boston, MA 02206-5166—9.88%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—17.61%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—25.74%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—10.82%

•	Genworth Financial Trust Company, for the benefit of Genworth Financial Wealth Mgt and Mutual Clients and for the benefit of other custodial clients, 3200 N Central Ave, Fl 6, Phoenix, AZ 85012-2403—11.24%

SSgA Emerging Markets Fund- Select Class

•	Wells Fargo Bank, NA FBO Reynolds K B Char Trust Main, PO Box 1533, Minneapolis, MN 55480-1533 – 8.28%

•	MAC & Co, A/C MBBF0000282, P.O. Box 3198, Pittsburgh, PA 15230-3198—22.97%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—13.42%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—19.45%

SSgA International Stock Selection Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—26.89%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—43.76%

•	Jim Moran and Associates Inc. Attn: Dave Webber, 500 Jim Moran Blvd, Deerfield Bch, FL 33442-1723 – 6.73%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—5.05%

SSgA Clarion Real Estate Fund

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—24.79%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—18.80%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—26.82%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—7.70%

SSgA S&P 500 Index Fund

•	ING National Trust, 1 Orange Way #B3N, Windsor, CT 06095-4774—9.64%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—20.21%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226 – 11.10%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

SSgA Funds Management, Inc. serves as the SSgA Funds’ investment adviser pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisers (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Adviser. The address of the Adviser and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Independent Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Adviser or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Adviser directs the Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Adviser. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to CBRE Clarion as sub-adviser to SSgA Clarion Real Estate Fund, including: (i) conducts periodic analysis and review of the performance by CBRE Clarion of its obligations to SSgA Clarion Real Estate Fund and provide periodic reports to the Board regarding such performance; (ii) reviews any changes to CBRE Clarion’s ownership, management, or personnel responsible for performing its obligations to SSgA Clarion Real Estate Fund and make appropriate reports to the Board; (iii) performs periodic due diligence meetings with representatives of CBRE Clarion; and (iv) assists the Board and management of SSgA Funds, as applicable, concerning the initial approval, continued retention or replacement of CBRE Clarion as sub-adviser to SSgA Clarion Real Estate Fund.

The SSgA S&P 500 Index Fund currently invests all of its assets in the S&P 500 Portfolio, which has the same investment objectives and substantially the same investment policies as the Fund. As long as the SSgA S&P 500 Index Fund remains completely invested in the S&P 500 Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the fund. The SSgA S&P 500 Index Fund may withdraw its investment from the S&P 500 Portfolio at any time if the Board of Trustees determines that it is in the best interests of the SSgA S&P 500 Index Fund and its shareholders to do so. The Board has retained the Adviser as investment adviser to manage the SSgA S&P 500 Index Fund’s assets in the event that the SSgA S&P 500 Index Fund withdraws its investment from the S&P 500 Portfolio.

The Adviser is also the investment adviser to the S&P 500 Portfolio pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Adviser and Master Funds, on behalf of the S&P 500 Portfolio. The Adviser receives an investment advisory fee with respect to the S&P 500 Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the SSgA Funds, on behalf of the SSgA S&P 500 Index Fund, and the Adviser. The SSgA S&P 500 Index Fund, through its investment in the S&P 500 Portfolio, bears a proportionate part of the management fees paid by the S&P 500 Portfolio (based on the percentage of the S&P 500 Portfolio’s assets attributable to the Fund).

Advisory Expenses. The following table shows the expenses each Fund accrued to the Adviser during the fiscal years ended August 31:

Fund	2013	2012	2011
SSgA Money Market Fund	$12,499,918	$13,520,410	$17,849,855
SSgA U.S. Government Money Market Fund	$9,125,982	$9,146,789	$9,276,116
SSgA U.S. Treasury Money Market Fund	$8,138,145	$6,640,625	$6,947,862
SSgA Prime Money Market Fund	$13,106,974	$16,047,149	$17,407,361
SSgA High Yield Bond Fund	$375,768	$294,769	$281,965
SSgA Dynamic Small Cap Fund	$105,180	$75,402	$80,074
SSgA IAM SHARES Fund	$464,356	$412,467	$391,170
SSgA Enhanced Small Cap Fund	$130,352	$118,423	$139,076
SSgA Emerging Markets Fund	$11,261,860	$14,957,871	$18,785,506
SSgA International Stock Selection Fund	$2,917,384	$4,313,530	$7,168,617
SSgA Clarion Real Estate Fund	$323,481	$378,356	$407,525

During the fiscal year ended August 31, 2013, the Adviser had contractually agreed to waive up to the full amount of SSgA Money Market Fund’s advisory fee and reimburse SSgA Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of the average daily net assets on an annual basis until December 31, 2014. The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $0 in fiscal years ended August 31, 2013, 2012, and 2011.

The Adviser may voluntarily reimburse expenses and/or waive fees in order to avoid a negative yield. Any such waiver and/or reimbursement would be voluntary and may be revised or cancelled by the Adviser at any time without notice. There is no guarantee that the Fund will be able to avoid a negative yield. The voluntary waivers amounted to the following for the fiscal years ended August 31:

Fund	2013	2012	2011
SSgA Money Market Fund	$6,490,477	$5,401,439	$5,348,817
SSgA U.S. Government Money Market Fund	$9,294,397	$10,460,235	$8,636,773
SSgA U.S. Treasury Money Market Fund	$4,941,980	$5,446,773	$3,902,881
SSgA Prime Money Market Fund	$0	$29,529	$0

During the fiscal year ended August 31, 2013, the Adviser had contractually agreed to waive the advisory fee and/or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements, shown in the chart below, were in effect through December 31, 2013. The applicable amount of such waivers and reimbursements are also shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2013	2012	2011
SSgA U.S. Treasury Money Market Fund	Waiver of .5% of the .15% Advisory fee	$2,712,388	$2,213,542	$2,315,954
SSgA U.S. Treasury Money Market Fund	Reimbursement of all expenses in excess of .20%	$0	$0	$0
SSgA Prime Money Market Fund	Waiver of .5% of the .15% Advisory fee	$4,368,985	$5,349,052	$5,802,454
SSgA Prime Money Market Fund	Reimbursement of all expenses in excess of .20%	$0	$0	$378,262
SSgA High Yield Bond Fund	Reimbursement of all expenses in excess of .75%	$52,474	$115,229	$66,815
SSgA Dynamic Small Cap Fund	Reimbursement of all expenses in excess of 1.25%	$144,425	$228,472	$227,557
SSgA IAM SHARES Fund	Reimbursement of all expenses in excess of .65%	$0	$0	$0
SSgA Enhanced Small Cap Fund	Reimbursement of all expenses in excess of .75%	$176,191	$218,199	$213,747
SSgA Emerging Markets Fund*	Reimbursement of all expenses in excess of 1.25%	$107,516	$609,936	$368,854
SSgA International Stock Selection Fund	Waiver of up to the full amount of the Advisory fee to the extent that expenses exceed 1.00%	$743,129	$1,207,342	$1,760,246
SSgA Clarion Real Estate Fund	Reimbursement of all expenses in excess of 1.00%	$214,652	$183,360	$163,083

*	Contractual limitation applies to the Fund’s Institutional Class. The Adviser waived its management fee and/or reimbursed expenses to the Fund’s Select Class in amounts equal to the management fee waived and/or expenses reimbursed under contractual arrangements applicable to the Fund’s Institutional Class. The aggregate amount waived/reimbursed is reflected in the table.

The SSgA Funds, except the SSgA Money Market Funds, are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Adviser will waive its Advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

The Adviser has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following Funds, the waiver amounted to the amounts listed below for the fiscal years ended August 31:

Fund	2013	2012	2011
SSgA High Yield Bond Fund	$9,447	$12,178	$8,741
SSgA Dynamic Small Cap Fund	$407	$106	$130
SSgA IAM SHARES Fund	$6,401	$4,861	$3,994
SSgA Enhanced Small Cap Fund	$344	$307	$462
SSgA Emerging Markets Fund	$13,996	$14,568	$5,932
SSgA International Stock Selection Fund	$5,881	$1,191	$1,074
SSgA Clarion Real Estate Fund	$389	$288	$257

Until December 31, 2012, The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, New York 10573 (“Tuckerman”) served as sub-adviser for the SSgA Clarion Real Estate Fund (formerly SSgA Tuckerman Active REIT Fund) pursuant to an Investment Sub-Advisory Agreement between the Adviser and Tuckerman, dated September 1, 2001. The SSgA Clarion Real Estate Fund accrued the following expenses to Tuckerman during the following fiscal years ended August 31:

2012	2011
$97,498	$122,221

The SSgA Clarion Real Estate Fund accrued $33,290 in expenses to Tuckerman as the sub-adviser during the period between September 1, 2012 and December 31, 2012.

CBRE Clarion 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, serves as the investment sub-adviser for SSgA Clarion Real Estate Fund pursuant to an Investment Sub-Advisory Agreement between the Adviser and CBRE Clarion, dated April 15, 2013 (referred to as a Sub-Advisory Agreement).

The SSgA Clarion Real Estate Fund accrued $23,553 in expenses to CBRE Clarion as the sub-adviser during the fiscal period beginning January 1, 2013 and ended August 31, 2013.

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g., a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Adviser has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund, other than the SSgA Money Market Funds, and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2013

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles		Assets Under Management (in billions)		Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSgA High Yield Bond Fund
Catherine Powers	0	$0.00	1		$0.09		1		$0.11		$0.20
Charles Moon	0	$0.00	1		$0.09		1		$0.11		$0.20

SSgA Dynamic Small Cap Fund
Anna Lester	0	$0.00	0		$0.00		5		$0.50		$0.50
Marc Reinganum	0	$0.00	0		$0.00		5		$0.50		$0.50

SSgA Enhanced Small Cap Fund
John O’Connell	0	0	20	*	$4.79	*	17	**	$7.36	**	$12.15
Scott Conlon, CFA	0	0	20	*	$4.79	*	17	**	$7.36	**	$12.15

*	Includes 7 accounts with performance based fees and assets of $3.23 billion.
**	Includes 7 accounts with performance based fees and assets of $3.65 billion.

SSgA IAM SHARES Fund
Karl Schneider,	105	$135.29	291	$327.49	401	$437.99	$900.77
John A. Tucker	105	$135.29	291	$327.49	401	$437.99	$900.77

SSgA Emerging Markets Fund
Chris Laine	1	0.39	10	*	$3.32	*	5	$0.96	$4.67
Jean-Christophe De Beaulieu	1	0.39	10	*	$3.32	*	5	$0.96	$4.67

*	Includes 5 accounts with performance based fees and assets of $2.30 billion.

SSgA International Stock Selection Fund
Stuart Hall	0	$0.00	32	*	$2.80	*	15	**	$1.21	**	$4.01
Didier Rosenfeld	0	$0.00	32	*	$2.80	*	15	**	$1.21	**	$4.01

*	Includes 24 accounts with performance based fees and assets of $2.03 billion.
**	Includes 4 accounts with performance based fees and assets of $0.48 billion.

SSgA Clarion Real Estate Fund
T. Ritson Ferguson	17	$12.19	35	*	$4.87	70	**	$5.12	$22.18
Joseph P. Smith	16	$12.16	33	*	$4.80	69	**	$4.57	$21.53

*	Includes 2 accounts with performance based fees and assets of $0.13 billion.
**	Includes 7 accounts with performance based fees and assets of $1.92 billion.

SSgA S&P 500 Index Fund
Karl Schneider	105	$135.29	291	$327.49	401	$437.99	$900.77
John Tucker	105	$135.29	291	$327.49	401	$437.99	$900.77

Ownership of Securities. As of August 31, 2013, except as noted below, the portfolio managers do not beneficially own any shares of any of the Funds.

Ownership of Securities as of August 31, 2013

Portfolio Manager		Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Anna Lester	SSgA Dynamic Small Cap Fund	$1-$10,000
Marc Reinganum	SSgA Dynamic Small Cap Fund	Over $100,000
Jean-Christophe De Beaulieu	SSgA EmergingMarketFund- Institutional Class	$1-$10,000

Compensation. The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. The Adviser is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

POTENTIAL CONFLICTS OF INTEREST SPECIFIC TO A SUB-ADVISER

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2013 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Adviser. State Street’s mailing address is 4 Copley Place, 5th Floor, Boston, MA 02116.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator: (1) supervises all aspects of the Funds’ operations; (2) provides the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arranges the periodic updating of the Prospectuses and any supplements thereto; (4) provides proxy materials and reports to Fund shareholders and the SEC; and (5) provides the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

For these services, State Street is paid an annual fee in accordance with the following:

•	Administration. A fee payable monthly on a pro rata basis, based on the following percentages of the Funds’ monthly average net assets: First $10 billion—1.75 bp; Next $10 billion—1.25 bp; Next $10 billion—0.75 bp; over $30 billion—0.50 bp.

In addition, the Administrator receives fees related to fund share registration services and preparing regulatory filings, along with out-of-pocket expenses.

Administration Expenses. The following table shows the expenses each Fund accrued to State Street as the administrator during the fiscal period beginning January 1, 2013 and ended August 31, 2013:

Fund	2013
SSgA Money Market Fund	$515,681
SSgA U.S. Government Money Market Fund	$358,489
SSgA U.S. Treasury Money Market Fund	$580,788
SSgA Prime Money Market Fund	$792,634
SSgA High Yield Bond Fund	$19,447
SSgA Dynamic Small Cap Fund	$32,179
SSgA IAM SHARES Fund	$40,766
SSgA Enhanced Small Cap Fund	$9,628
SSgA Emerging Markets Fund	$149,377
SSgA International Stock Selection Fund	$63,448
SSgA Clarion Real Estate Fund	$16,254
SSgA S&P 500 Index Fund	$122,272

Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as the administrator to the Funds pursuant to an Administration Agreement dated January 1, 2008, under which RFSC provided substantially the same services to the Funds as State Street. RFSC is a wholly owned subsidiary of Russell Investment Management Company. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. The following table shows the expenses each Fund accrued to RFSC as administrator during the period indicated and fiscal years ended August 31:

Fund	September 1, 2013 to December 31, 2013	2012	2011
SSgA Money Market Fund	$470,341	$1,678,248	$2,175,841
SSgA U.S. Government Money Market Fund	$388,477	$1,125,777	$1,130,032
SSgA U.S. Treasury Money Market Fund	$463,503	$1,359,796	$1,405,135
SSgA Prime Money Market Fund	$1,070,943	$3,303,760	$3,532,756
SSgA High Yield Bond Fund	$23,360	$61,092	$59,738
SSgA Dynamic Small Cap Fund	$11,107	$33,098	$33,384
SSgA IAM SHARES Fund	$28,017	$82,180	$79,553
SSgA Enhanced Small Cap Fund	$12,859	$38,553	$39,789
SSgA Emerging Markets Fund	$339,137	$1,157,946	$1,396,405
SSgA International Stock Selection Fund	$87,131	$336,541	$532,968
SSgA Clarion Real Estate Fund	$16,080	$48,406	$49,862
SSgA S&P 500 Index Fund	$109,227	$340,316	$343,279

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•	Fund Accounting. A fee payable monthly, based on average monthly net assets of each Fund: First $30 billion—0.85 basis points (bp); over $30 billion—0.50 bp (domestic accounting); 2.00 bps (international accounting);

•	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end complex assets: First $50 billion—0.25 bp; Next $50 billion—0.20 bp; over $100 billion—0.10 bp. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $14.76 open account fee; $2.85 closed account fee; $2.02 investor fee; $3.42 CDSC fee; and $22,109 Fund minimum (26 to 35 CUSIPs) or $13,265 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2013	2012	2011
SSgA Money Market Fund	$1,204,417	$1,519,896	$1,370,913
SSgA U.S. Government Money Market Fund	$781,904	$803,875	$766,858
SSgA U.S. Treasury Money Market Fund	$872,033	$894,021	$850,365
SSgA Prime Money Market Fund	$2,221,719	$2,190,263	$2,508,288
SSgA High Yield Bond Fund	$289,369	$228,463	$157,039
SSgA Dynamic Small Cap Fund	$27,426	$18,453	$16,319
SSgA IAM SHARES Fund	$40,236	$64,222	$55,537
SSgA Enhanced Small Cap Fund	$61,677	$56,705	$64,816
SSgA Emerging Markets Fund	$2,364,909	$2,979,105	$2,938,800
SSgA Emerging Markets Fund – Select Class	$0	$0	$0
SSgA International Stock Selection Fund	$941,036	$1,273,149	$2,027,923
SSgA Clarion Real Estate Fund	$105,001	$127,001	$128,605
SSgA S&P 500 Index Fund	$495,343	$573,473	$601,370

For the fiscal year ended August 31, 2013 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Money Market Fund	$2,964	$62,987	$220,653	$339,595	$578,218
SSgA U.S. Government Money Market Fund	$2,312	$49,529	$72,102	$263,338	$394,623
SSgA U.S. Treasury Money Market Fund	$3,138	$64,076	$718	$341,495	$462,606
SSgA Prime Money Market Fund	$5,749	$124,413	$364,469	$762,841	$964,247
SSgA High Yield Bond Fund	$80	$1,470	$166,804	$117,621	$3,394
SSgA Dynamic Small Cap Fund	$7	$132	$23,443	$677	$3,167
SSgA IAM SHARES Fund	$110	$2,017	$3,194	$10,532	$24,383
SSgA Enhanced Small Cap Fund	$17	$321	$57,246	$1,639	$2,454
SSgA Emerging Markets Fund	$765	$14,478	$1,066,347	$822,685	$460,634
SSgA International Stock Selection Fund	$238	$4,453	$712,457	$132,205	$1,515,556
SSgA Clarion Real Estate Fund	$32	$625	$84,101	$18,512	$1,731
SSgA S&P 500 Index Fund	$698	$12,989	$290,464	$102,939	$88,253

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Adviser, and any investment sub-adviser to the Funds, Distributor, and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Adviser, any sub-adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans (All SSgA Funds except for SSgA Clarion Real Estate Fund and the SSgA Emerging Markets Fund—Institutional Class). To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee
Institutional Class	0.25%
Service Class	0.025%
Class A	0.25%
Class C	1.00%
Class I	0.00%
Class K	0.00%

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan:

12b-1 Fee Limit
SSgA Money Market Fund	0.08%
SSgA U.S. Government Money Market Fund	0.08%
SSgA U.S. Treasury Money Market Fund	0.04%
SSgA Prime Money Market Fund	0.05%
SSgA High Yield Bond Fund	0.25%
SSgA Dynamic Small Cap Fund	0.25%
SSgA IAM SHARES Fund	0.05%
SSgA Enhanced Small Cap Fund	0.25%
SSgA Emerging Markets Fund – Institutional Class	0.25%
SSgA International Stock Selection Fund	0.25%
SSgA Clarion Real Estate Fund	0.25%
SSgA S&P 500 Index Fund	0.062%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

The Distributor and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Distribution Plan for the SSgA Clarion Real Estate Fund and the SSgA Emerging Markets Fund - Institutional Class. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Historical Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Historical Institutional Plan was restated on April 9, 2002 to update current operations. The Historical Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Historical Institutional Plan provides that each Fund that offers such class of shares may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Historical Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Historical Institutional Plan to exceed 0.25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries (as described below) providing shareholder services to the Institutional Class are not permitted by the Historical Institutional Plan to exceed 0.20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Under the Historical Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed 0.20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed 0.175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

	Institutional Class Shares*
Fund	2013	2012	2011
SSgA Money Market Fund	$2,850,189	$1,203,078	$1,784,986
SSgA U.S. Government Money Market Fund	$2,277,184	$909,532	$927,612
SSgA U.S. Treasury Money Market Fund	$1,336,434	$1,105,649	$1,157,947
SSgA Prime Money Market Fund	$2,182,857	$2,493,385	$2,901,227
SSgA High Yield Bond Fund	$23,771	$3,732	$23,497
SSgA Dynamic Small Cap Fund	$3,952	$524	$2,480
SSgA IAM SHARES Fund	$48,767	$38,252	$39,117
SSgA Enhanced Small Cap Fund	$876	$49	$7,727
SSgA Emerging Markets Fund	$584,670	$50,631	$398,644
SSgA Emerging Markets Fund – Select Class	$75,596	$140,759	$227,540
SSgA International Stock Selection Fund	$31,425	$7,535	$238,399
SSgA Clarion Real Estate Fund	$15,356	$2,013	$15,674
SSgA S&P 500 Index Fund	$227,447	$45,230	$323,486

*	Classes A, C, I and K were not operational as of the date of the SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                    ] is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. [                    ] is responsible for the review of the Funds’ federal tax returns. The mailing address of [                    ] and [                    ] is [                     ].

LEGAL COUNSEL

[                    ], provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Adviser and/or any investment sub-adviser to a Fund. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The SSgA Emerging Markets Fund and the SSgA International Stock Selection Fund may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets (see “Investment Strategies”). ADRs and GDRs may be listed on stock exchanges, or traded in the over the counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Adviser, and the applicable Sub-Advisory Agreement authorizes a sub-adviser, to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Adviser or any sub-adviser, as applicable, seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser or any sub-adviser), the Adviser or any sub-adviser, as applicable, chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser and any sub-adviser do not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Adviser and any sub-adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser may aggregate trades with clients of State Street Global Advisers, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors. Any sub-adviser may aggregate trades with other clients of the sub-adviser, whose commission dollars are used to generate soft dollar credits for the sub-adviser. Although the SSgA Clarion

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Adviser from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Adviser paid during the fiscal years ended August 31:

Top 10

Fund	2013	2012	2011
SSgA Dynamic Small Cap Fund	$33,248	$30,823	$32,041
SSgA IAM SHARES Fund	$1,327	$5,329	$2,421
SSgA Enhanced Small Cap Fund	$28,010	$29,305	$33,172
SSgA Emerging Markets Fund	$2,266,121	$2,526,878	$3,856,835
SSgA International Stock Selection Fund	$266,748	$1,558,040	$2,902,272
SSgA Clarion Real Estate Fund	$32,728	$15,605	$14,664

Brokers. During the fiscal year ended August 31, 2013, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2013:

SSgA Money Market Fund*

Broker	Principal ($000)
Barclays Investments, Inc.	100,000,000
Deutsche Bank Securities, Inc.	200,000,000
BNP Paribas Securities Corp.	100,000,000
Credit Suisse First Boston Corp.	175,000,000
UBS Securities LLC	47,000,000
J.P. Morgan Securities, Inc.	70,000,000
Societe Generale Securities	50,000,000

SSgA Prime Money Market Fund*

Broker	Principal ($000)
Barclays Investments, Inc.	325,000,000
Deutsche Bank Securities, Inc.	200,000,000
BNP Paribas Securities Corp.	125,000,000
J.P. Morgan Securities, Inc.	95,000,000
Societe Generale Securities	276,000,000
UBS Securities LLC	174,838,000

SSgA High Yield Bond Fund

Broker	Principal ($000)	Commission ($000)
Citigroup Global Markets, Inc.	754,375	0

SSgA Dynamic Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	18,224	1,319

SSgA IAM SHARES Fund

Broker	Principal ($000)	Commissions ($000)
Goldman, Sachs & Co.	958,419	54
J.P. Morgan Securities, Inc.	2,437,264	372
Morgan Stanley	450,800	0
Citigroup Global Markets, Inc.	1,982,013	0

SSgA Enhanced Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	145,843	1,280

SSgA International Stock Selection Fund

Broker	Principal($000)	Commission ($000)
Barclays Capital, Inc.	4,366,390	3,825
BNP Paribas Securities Corp.	3,038,801	0
Deutsche Bank Securities, Inc.	4,692,989	39,575
Societe Generale	2,706,910	5,483
Credit Suisse First Boston Corp.	3,105,234	20,577
Credit Agricole	3,239,408	1,850

SSgA S&P 500 Index Fund

Principal ($000)
Morgan Stanley	5,616,453
Citigroup Global Markets, Inc.	23,610,172
JPMorgan Chase & Co.	30,626,991
Goldman, Sachs & Co.	10,502,142

*	These Funds normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds, other than the SSgA Money Market Funds, determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time).

A business day is one in which the NYSE is open for regular trading. Pricing does not occur on non-business days. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early NYSE closing times.

Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s “NAV” (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

SSgA Money Market Funds

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The SSgA Money Market Funds determine the price per share once each business day at 5:00 p.m. Eastern time.

A business day is one on which the NYSE is open for regular trading. Pricing does not occur on non-business days. Currently, the NYSE is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early NYSE closing times.

The Funds generally value portfolio securities using an amortized cost method of valuation unless the Board determines that the amortized cost method does not represent fair value. The method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s “NAV” (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax matters generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax Adviser.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax Advisers as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (net long-term capital gains in excess of net short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 39.6% for ordinary income and 20% for net long-term capital gain and qualified dividend income. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax Adviser(s) when selecting which cost basis methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in a Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund is subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the SSgA Clarion Real Estate Fund may invest a substantial portion of its assets in REITs, individual shareholders of the Fund may be subject to the 25% maximum tax rate on a substantial portion of the capital gain distributions they receive from the Fund.

As of August 31, 2013 the Funds had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSgA Money Market Fund	$0
SSgA U.S. Government Money Market Fund	$2,635
SSgA High Yield Bond Fund	$0
SSgA Dynamic Small Cap Fund	$19,441,913
SSgA IAM SHARES Fund	$22,096,845
SSgA Enhanced Small Cap Fund	$1,727,264
SSgA International Stock Selection Fund	$634,802,190
SSgA Clarion Real Estate Fund	$10,726,973

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Adviser. The Adviser’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement and various amendments are on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2013, appearing in the Funds’ 2013 Annual Reports to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this SAI. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Annual Reports, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 — Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

3.	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

4.	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

•	SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•	SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category

Commercial Paper. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

•	F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISER’S PROXY VOTING POLICY AND GUIDELINES

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment advisor and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments as described in the SSgA FM Global Proxy Voting and Engagement Principles.

SSgA FM maintains Proxy Voting Guidelines for select markets, including voting guidelines for the US, the EU, the UK, emerging markets and Japan. International markets that do not have specific voting guidelines are reviewed and voted consistent with our SSgA FM Global Proxy Voting and Engagement Principles; however, SSgA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSgA FM’S APPROACH TO

PROXY VOTING AND ISSUER ENGAGEMENT

At SSgA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals, who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights, all to maximize shareholder value.

SSgA FM’s Global Proxy Voting and Engagement Principles may take unique perspectives on common governance issues that vary from one market to another and likewise engagement activity may take different forms in order to best achieve long term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long term economic value of the holdings in our client accounts. SSgA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSgA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSgA FM has voting discretion is carried out with a single voice and objective.

SSgA FM’s Global Proxy Voting and Engagement Principles support governance structures that we believe add to or maximize shareholder value at the companies held in our clients’ portfolios. SSgA FM conducts issuer specific engagement with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagement, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system in a country, quality of regulatory oversight, enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSgA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSgA FM engages with issuers, regulators, or both, depending on the market. Also, SSgA FM is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSgA FM conducts issuer specific engagement with companies covering various corporate governance and sustainability related risks.

The SSgA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSgA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

2

Active

SSgA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity. SSgA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSgA FM to protect long term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSgA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may negatively impact long term shareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSgA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved; engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.

SSgA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Proxy Voting Guidelines is overseen by the SSgA Global Proxy Review Committee (“SSgA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines. The SSgA PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) for applying SSgA FM’s Proxy Voting Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

3

The SSgA FM Corporate Governance Team reviews its Proxy Voting Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with SSgA FM’s Proxy Voting Guidelines. On matters not directly covered by our Proxy Voting Guidelines, and where we conclude there is limited impact on shareholder value, ISS may affect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, and consistent with SSgA FM’s Global Proxy Voting and Engagement Principles, and the accompanying Proxy Voting Guidelines, that seek to maximize the value of our client accounts.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues to the SSgA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA PRC, the SSgA FM Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”).

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA FM, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA PRC. The SSgA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

PROXY VOTING AND ENGAGEMENT PRINCIPLES

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the long term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, provides risk oversight and assess the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of these responsibilities with the boards of issuers.

4

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSgA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSgA FM believes the audit committees should have independent directors as members and SSgA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital.

The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers and the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSgA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

5

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSgA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on loan

SSgA FM may recall securities off loan for proxy voting purposes in instances where SSgA FM believes that a particular vote will have a material impact on the fund(s) investment.

Reporting

SSgA FM publicly discloses all voting activity for our US registered mutual funds as part of our annual N-PX reporting requirements to the SEC.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global

6

Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgAFM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

7

SSgA FM’s US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in the US, SSgA FM expects all companies, to act in a transparent manner, conduct private ordering activity. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices,

SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

2

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices,

these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards;

•	Nominees who sit on more than six public company boards;

•	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

3

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

4

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

5

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

6

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

7

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible;

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

8

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

9

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone:
+612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone:
+971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 •- Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgA FM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

10

SSgA FM’s European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in European companies, SSgA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Tenure;

•	Relations with controlling shareholders;

•	family ties with any of the company’s advisers, directors or senior employees; and

•	Employee and government representatives.

2

While, overall board independence requirements and board structures differ from market–to–market, SSgA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSgA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSgA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSgA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSgA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerable in different European markets. SSgA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSgA FM may vote against directors if their director terms extend beyond four years.

SSgA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process is place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSgA FM may vote against the entire slate.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have a robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

3

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

In some European markets, differential voting rights continue to exist. SSgA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSgA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis–applying pre–emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

4

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSgA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSgA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSgA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSgA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where there seems to be a misalignment between shareholders’ interests. SSgA FM may vote also against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure the amend them.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

5

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure the amend them.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

6

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgAFM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

7

SSgA FM’s UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in the UK and Ireland, SSgA FM expects all companies, regardless of domicile that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Tenure;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships of a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSgA FM supports the annual election of directors.

2

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process is place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have a robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are note excessive relative to a company’s existing capital base.

3

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSgA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.

4

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where there seems to be a misalignment between shareholders’ interests. SSgA FM may vote also against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure the amend them.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure the amend them.

5

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile
+49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgAFM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

6

SSgA FM’s Emerging Market Proxy Voting and Engagement Policy cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

At SSgA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include the macroeconomic conditions and broader political system in a country, quality of regulatory oversight, enforcement of property and shareholder rights, and the independence of judiciary to name a few. While emerging market countries tend to pose broad common governance issues across all markets such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSgA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY IN EMERGING MARKETS

SSgA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSgA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSgA FM’s proxy voting and engagement philosophy in emerging markets.

SSgA FM’s proxy voting guidelines in Emerging Markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence-level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSgA FM performs in emerging market companies.

SSgA FM votes for the election/ re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSgA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other employees; and

•	Attendance levels.

AUDIT RELATED ISSUES

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSgA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSgA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

2

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SSgA FM believes that changes to a company’s capital structure—such as changes in authorized share capital, share repurchase and debt issuances—are critical decision made by the board. SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholding between subsidiaries and parent companies (related companies). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase, SSgA FM expects issues to clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

Mergers and Acquisitions

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

REMUNERATION

SSgA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSgA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

3

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSgA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

GENERAL/ROUTINE ISSUES

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSgA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

4

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgAFM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

5

SSgA FM’s Japan Proxy Voting and Engagement Guidelines complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles, which provides a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in Japan addresses areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSgA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSgA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSgA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (ESG) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/ re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board, however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSgA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSgA FM criteria, or the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSgA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSgA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSgA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSgA FM will oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure, SSgA FM votes for the election/ re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSgA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSgA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

2

Regardless of board structure, SSgA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSgA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

AUDIT RELATED ITEMS

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSgA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

SSgA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSgA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSgA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSgA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital or if it leaves the company will less than 30 percent of the proposed authorized capital outstanding. Where share issuance requests exceed our standard threshold, SSgA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

3

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase shares at the board’s discretion. SSgA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSgA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSgA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSgA FM will recommend a vote in favor.

SSgA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,”

“slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

4

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

COMPENSATION

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSgA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSgA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSgA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before making a bonus, SSgA FM believes that existing shareholder approval for the bonus should be considered best practice. As a result, SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSgA FM supports payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSgA FM cannot calculate the dilution level and therefore, SSgA FM may oppose such plans for poor disclosure. Also, SSgA FM opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSgA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

5

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

MISCELLANEOUS/ROUTINE ITEMS

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSgA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSgA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

MORE INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its SSgA relationship manager.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288• Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano—Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone: 020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

6

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgAFM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

SSGACOMBSAI

7

State Street Global Advisors Funds Management, Inc.’,

(“SSgA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSgA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSgA FM’s PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure.

2

SSgA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSgA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSgA FM believes that executive pay should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSgA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSgA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving

3

audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

4

Anti-Takeover Measures

SSgA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

There is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

5

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA FM’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

© 2014 State Street Corporation. All Rights Reserved.	6	ID1055-INST-4620 0414 Exp. Date: 3/31/2015

PART C: OTHER INFORMATION

Item 28. Exhibits

		NAME OF EXHIBIT	INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a.	Second Amended and Restated Master Trust Agreement dated May 15, 2012		Post-Effective Amendment #110 (08/02/12)

	1.	Amendment with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

	2.	Amendment No. 1	Post-Effective Amendment #114 (12/14/12)

	3.	Amendment No. 2	To be filed by subsquent amendment

b.	Amended Bylaws		Post-Effective Amendment #95 (12/18/06)

c.	Instruments Defining Rights of Security Holders

	1.	Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)

d.	Investment Advisory Contracts

	1.	Amended and Restated Investment Advisory Agreement between SSgA Funds Management, Inc., and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2013	Post-Effective Amendment #114 (12/14/12)

	3.	Investment Sub-Advisory Agreement with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

	4.	SSgA SSARIS Managed Futures Strategy Fund Advisory Fee Waiver and Reimbursement Letter	To be filed by amendment

	5.	Investment Sub-Advisory Agreement with respect to the SSgA Clarion Real Estate Fund	Post-Effective Amendment #130 (12/18/13)

	6.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2014	Post-Effective Amendment #130 (12/18/13)

e.	Underwriting Contracts

	1	Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)

	3.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96)

	4.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)

	5.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)

	6.	Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)

	7.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)

	8.	Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)

f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements

	1.	Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)

	3.	Letter Agreement to the Custodian Contract with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

h.	Other Material Contracts

	1.	Administration Agreement with Russell Fund Services Company dated January 1, 2008, as amended	Post-Effective Amendment #110 (08/02/12)

	2.	Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company dated September 28, 2010	Post-Effective Amendment #104 (12/15/10)

	3.	Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)

	4.	Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)

	5.	Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)

	6.	Plan of Liquidation and Termination relating to the SSgA Directional Core Equity Fund, SSgA Disciplined Equity Fund, SSgA Tax Free Money Market Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund	Post-Effective Amendment #110 (08/02/12)

	7.	Reimbursement Agreement	Post-Effective Amendment #114 (12/14/12)

	8.	Administration Agreement between the SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #130 (12/18/13)

	9.	Plan of Liquidation and Termination relating to the SSgA Bond Market Fund and SSgA Intermediate Fund	Post-Effective Amendment #130 (12/18/13)

i.	Legal Opinion

	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)

	2.	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)

	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)

	4.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)

	5.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)

	6.	SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

j.	Other Opinions: Consent of Independent Registered Public Accountant		Post-Effective Amendment #130 (12/18/13)

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements

	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)

	2	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)

	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)

	5.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)

	6.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)

	7.	SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

m.	Rule 12b-1 Plan

	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)

	2.	Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)

	3.	Addendum to Rule 12b-1 Plan with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

	4.	Plan of Distribution Pursuant to Rule 12b-1 dated April 14, 2014	Filed herewith as Exhibit (m)(4)

n.	Rule 18f-3 Plan

	1.	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #114 (12/14/12)

	2	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Filed herewith as Exhibit (n)(2).

o.	Power of Attorney

	1.	Power of Attorney Relating to Registrant and State Street Master Funds	Filed herewith as Exhibit (o)(1).

p.	Code of Ethics

	1.	Relating to the Registrant	Filed herewith as Exhibit (p)(1)

	2.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #130 (12/18/13)

	3.	Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)

	4.	Relating to the Investment Adviser	Post-Effective Amendment #130 (12/18/13)

	5.	Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

	6.	Code of Ethics of CBRE Clarion Securities, LLC	To be filed by amendment

Item 29. Persons Controlled by or Under Common Control with Registrant

See the Statement of Additional Information regarding the Trust’s control relationships.

Item 30. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Fund Management” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 32. Principal Underwriters

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, SPDR Index Shares Funds, State Street Institutional Investment Trust and State Street Master Funds.

(b) To the best of the Registrant’s knowledge, the directors and executive officers of State Street Global Markets LLC, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION AND OFFICES WITH REGISTRANT

Nicholas J. Bonn	Chief Executive Officer and Director	None

Vincent Manzi	Vice President, Chief Compliance Officer	None

Christopher P. Jensen	FINOP, Chief Financial Officer and Director	None

Howard Fairweather	Director	None

Stefan Gavell	Director	None

Mark Snyder	Executive Vice President and Director	None

R. Bryan Woodard	Senior Vice President, Chief Legal Counsel and Secretary	None

James Ross	Executive Vice President and Director	Trustee

Martine Bond	Executive Vice President and Director	None

Melissa McKay	Vice President and Assistant Secretary	None

*The	Principal business address for each of the above directors and executive officers is One Lincoln Street, Boston, MA 02111.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Registrant’s Administrator effective January 1, 2013, State Street Bank and Trust Company, 4 Copley Place, Boston, Massachusetts 02116, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser,

SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SSgA Funds, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of April, 2014.

SSGA FUNDS, REGISTRANT

/s/ Ellen M. Needham
By Ellen M. Needham President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on April 25, 2014.

Signature	Signature

/s/ William L. Boyan* William L. Boyan, Trustee	/s/ James E. Ross* James E. Ross, Trustee

/s/ Michael F. Holland* Michael F. Holland, Trustee	/s/ Richard D. Shirk* Richard D. Shirk, Trustee

/s/ William L. Marshall* William L. Marshall, Trustee	/s/ Rina K. Spence* Rina K. Spence, Trustee

/s/ Scott F. Powers* Scott F. Powers, Trustee	/s/ Bruce D. Taber* Bruce D. Taber, Trustee

/s/Patrick J. Riley* Patrick J. Riley, Trustee	/s/ Douglas T. Williams* Douglas T. Williams, Trustee

/s/ Laura F. Dell Laura F. Dell, Treasurer and Principal Financial Officer	/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer

/s/ David James
*By: David James Attorney-in-Fact Pursuant to Powers of Attorney

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #
Plan of Distribution Pursuant to Rule 12b-1 Relating to the Registrant	28	(m)(4)
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	28	(n)(2)
Power of Attorney Relating to Registrant and State Street Master Funds	28	(o)(1)
Amended Code of Ethics Relating to the Registrant	28	(p)(1)